SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant [X]
Filed by a party other than the registrant [ ]
Check the appropriate box:

   [ ] Preliminary proxy statement
   [ ] Confidential, for Use of the Commission Only (as permitted by Rule
       14a-6(e)(2))
   [X] Definitive proxy statement
   [ ] Definitive additional materials
   [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                          SECURE COMPUTING CORPORATION
                          ----------------------------
                (Name of Registrant as Specified in Its Charter)


                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

   [X] No fee required.
   [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

          (1) Title of each class of securities to which transaction applies:
              ____________________

          (2) Aggregate number of securities to which transaction applies:
              ____________________

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
              ____________________

          (4) Proposed maximum aggregate value of transaction: _________________

          (5) Total fee paid: ____________________

   [ ] Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid: ____________________

          (2) Form, Schedule or Registration Statement No.: ____________________

          (3) Filing Party: ____________________

          (4) Date Filed: ____________________

                                  [Secure Logo]




                          SECURE COMPUTING CORPORATION
                          ONE ALMADEN BLVD., SUITE 400
                           SAN JOSE, CALIFORNIA 95113
                                 (408) 918-6100


Dear Stockholder:

      You are cordially invited to attend the Special Meeting of Stockholders to be held at the Company's corporate offices at One Almaden Blvd., Suite 400, San Jose, California 95113, at 9:00 a.m., local time, on Monday, November 30, 1998.

      The Notice of Special Meeting of Stockholders and the Proxy Statement which follow describe the matters to come before the meeting.

      Please mark, date and sign the enclosed proxy and return it in the accompanying envelope as quickly as possible, even if you plan to attend the Special Meeting. You may revoke the proxy and vote in person at that time if you so desire.

                                           Sincerely,


                                           /s/ Jeffrey H. Waxman

                                           Jeffrey H. Waxman
                                           CHAIRMAN AND CHIEF EXECUTIVE OFFICER


October 23, 1998

                                     [LOGO]

                          SECURE COMPUTING CORPORATION

                -------------------------------------------------

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON NOVEMBER 30, 1998

                -------------------------------------------------

To the Stockholders:

   Notice is hereby given that the Special Meeting of Stockholders (the "Annual Meeting") of Secure Computing Corporation, a Delaware corporation (the "Company"), will be held at the Company's corporate offices at One Almaden Blvd., Suite 400, San Jose, California 95113, at 9:00 a.m., local time, on Monday, November 30, 1998 for the following purposes:

      1. To amend the Company's Restated Certificate of Incorporation to increase the number of shares of Common Stock reserved for issuance thereunder from 25,000,000 shares to 50,000,000 shares;

      2. To ratify and approve the issuance, pursuant to Securities Purchase Agreements dated June 30, 1998 by and among the Company and certain investors, of 16,000 shares of the Company's Series C Preferred Stock, of warrants to purchase shares of the Company's Common Stock, and of shares of Common Stock issuable upon conversion or exercise thereof; and

      3. To transact such other business as may properly be brought before the Special Meeting or this Notice.

      The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

      Only holders of record of the Company's Common Stock at the close of business on October 19, 1998, the record date, are entitled to notice of and to vote at the Special Meeting.

      ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE SPECIAL MEETING IN PERSON. HOWEVER, TO ENSURE YOUR REPRESENTATION AT THE SPECIAL MEETING, YOU ARE URGED TO SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PREPAID ENVELOPE ENCLOSED FOR THAT PURPOSE. ANY STOCKHOLDER ATTENDING THE SPECIAL MEETING MAY VOTE IN PERSON EVEN IF HE OR SHE HAS RETURNED A PROXY.

                                         By Order of the Board of Directors


San Jose, California
October 21, 1998

--------------------------------------------------------------------------------
IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------


                          SECURE COMPUTING CORPORATION

                             ----------------------

                                PROXY STATEMENT
                      FOR SPECIAL MEETING OF STOCKHOLDERS

                             ----------------------

                               PROCEDURAL MATTERS

GENERAL

            This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Secure Computing Corporation, a Delaware corporation (the "Company"), for use at the Company's Special Meeting of Stockholders (the "Special Meeting") to be held on Monday, November 30, 1998 at 9:00 a.m., Pacific Standard Time, and at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Special Meeting of Stockholders. The Special Meeting will be held at the Company's corporate headquarters. The Company's headquarters are located at One Almaden Blvd., Suite 400, San Jose, California 95113, and its telephone number at that location is (408) 918-6100.

            These proxy solicitation materials were mailed on or about October 21, 1998 to all stockholders entitled to vote at the Special Meeting.

RECORD DATE

            Stockholders of record at the close of business on October 19, 1998 (the "Record Date") are entitled to notice of and to vote at the meeting. As of the Record Date, 16,276,291 shares of the Company's Common Stock were issued and outstanding and one share of the Company's Series A Preferred Stock was issued and outstanding, representing 743,637 shares of Secure Computing Canada Ltd., a corporation incorporated under the laws of Ontario and a wholly-owned subsidiary of the Company, which shares are exchangeable into shares of the Company's Common Stock. The Exchangeable Shares are entitled to one vote for each Exchangeable Shares held.

REVOCABILITY OF PROXIES

            Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

VOTING AT THE SPECIAL MEETING

            On all matters to be presented at the Special Meeting, each share has one vote. The presence, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding as of the Record Date is necessary to constitute a quorum at the Special Meeting. Abstentions and broker non-votes will be included for purposes of determining whether a quorum of shares is present at the Special Meeting.

PROXIES

            All shares entitled to vote and represented by properly executed proxies received prior to the Special Meeting will be voted at the Special Meeting in accordance with the instructions indicated on those proxies, if not revoked prior thereto. If no instructions are indicated on a properly executed proxy, the shares represented by that proxy will be voted as recommended by the Board of Directors. If any other matters are properly presented for consideration at the Special Meeting, the proxy holders will have discretion to vote on those matters in accordance with their best judgment.

            Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. A proxy may be revoked (i) by delivery of a written notice of revocation or a duly executed proxy to the Secretary of the Company bearing a date later than the prior proxy relating to the same shares, or (ii) by attending the Special Meeting and voting in person (although attendance at the Special Meeting will not itself revoke a proxy). Any written notice of revocation or subsequent proxy must be received by the Secretary of the Company prior to the taking of the vote at the Special Meeting.

EXPENSES OF SOLICITATION

            All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement, will be borne by the Company. The Company may reimburse brokerage firms, custodians, nominees, fiduciaries and other persons representing beneficial owners of Common Stock for their reasonable expenses in forwarding solicitation material to such beneficial owners. Directors, officers and employees of the Company may also solicit proxies in person or by telephone, telegram, letter or facsimile. Such directors, officers and employees will not be additionally compensated, but they may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation.

PROCEDURE FOR SUBMITTING STOCKHOLDER PROPOSALS

            Stockholders may present proper proposals for inclusion in the Company's proxy materials for consideration at the next Annual Meeting of its stockholders by submitting their proposals to the Company in a timely manner. In order to be included in the Company's proxy materials for the next Annual Meeting, stockholder proposals must be received by the Company no later than December 31, 1998, and must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

           SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

            The following table sets forth certain information regarding the beneficial ownership of Common Stock, including 743,637 Exchangeable Shares, as of October 19, 1998 (unless otherwise noted below) by each director of the Company, by the chief executive officer and the four most highly compensated executives of the Company, by all directors and executive officers as a group, and by each stockholder who is known by the Company to own beneficially more than five percent of the Company's outstanding Common Stock, including Exchangeable Shares.

                                                        AMOUNT AND NATURE OF       PERCENTAGE OF
      NAME AND ADDRESS OF BENEFICIAL OWNERS           BENEFICIAL OWNERSHIP (1)  OUTSTANDING SHARES
--------------------------------------------------------------------------------------------------
Directors and Executive Officers:
   Betsy S. Atkins (2)                                        20,000                     *
   James Boyle                                                     0                     *
   Robert J. Frankenberg (3)                                  36,458                     *
   Christine Hughes (4)                                       76,655                     *
   Timothy P. McGurran (5)                                    44,603                     *
   Stephen M. Puricelli (6) (7)                            1,127,222                   6.9%
   Eric P. Rundquist (8)                                     114,872                     *
   Gary Taggart (9)                                           26,655                     *
   Jeffrey H. Waxman (10)                                    252,999                   1.5%
All directors and current executive officers as a group
(9 persons)                                                1,699,464                  10.1%

Other beneficial owners:
   Corporate Venture Partners (7)
      Suite 261
      171 East State Street
      Ithaca, New York 14850                               1,127,222                   6.9%
   Clifford W. Swenson (11)
      701 North First Street
      San Jose, California 95110                           1,430,161                   8.8%

---------------------------
*Less than one percent

(1) Beneficial ownership is determined with rules of the Securities and Exchange Commission that deem shares to be beneficially owned by any person who has or shares voting or investment power with respect to such shares. Unless otherwise indicated, the persons named in this table have sole voting and sole investment power with respect to all shares shown as beneficially owned, subject to community property laws where applicable. Common Stock subject to options that are currently exercisable or are exercisable within 60 days of the date of this proxy statement are deemed to be outstanding and to be beneficially owned by the person holding such options for the purpose of computing the percentage ownership of any other person.
(2) Includes 20,000 shares of Common Stock covered by options which are exercisable within 60 days of the record date.
(3) Includes 36,458 shares of Common Stock covered by options which are exercisable within 60 days of the record date.
(4) Includes 76,665 shares of Common Stock covered by options which are exercisable within 60 days of the record date but excludes 50,000 shares subject to an option that vests upon the Company's Common Stock reaching and maintaining certain target prices for a period of ten consecutive business days, the vesting date of which is unascertainable.

(5) Includes 43,332 shares of Common Stock covered by options which are exercisable within 60 days of the record date but excludes 50,000 shares subject to an option that vests upon the Company's Common Stock reaching and maintaining certain target prices for a period of ten consecutive business days, the vesting date of which is unascertainable.
(6) Represents 37,279 shares owned personally by Mr. Puricelli, 1,040,568 shares owned by Corporate Venture Partners and 49,375 shares of Common Stock covered by options which are exercisable within 60 days of the record date.
(7) Stephen M. Puricelli, a director of the Company, is a general partner of Costine Associates, L.P., the Corporate General Partner of Corporate Venture Partners. Mr. Puricelli disclaims beneficial ownership of shares of Common Stock owned by Corporate Venture Partners except for his proportional interest therein.
(8) Includes 48,844 shares of Common Stock covered by options which are exercisable within 60 days of the record date.
(9) Includes 26,665 shares of Common Stock covered by options which are exercisable within 60 days of the record date but excludes 50,000 shares subject to an option that vests upon the Company's Common Stock reaching and maintaining certain target prices for a period of ten consecutive business days, the vesting date of which is unascertainable.
(10) Includes 248,999 shares of Common Stock covered by options which are exercisable within 60 days of the record date, but excludes 200,000 shares subject to an option that vests upon the Company's Common Stock reaching and maintaining certain target prices for a period of ten consecutive business days, the vesting date of which is unascertainable.
(11) Includes 1,430,101 shares of Common Stock owned by Swenson Ventures, Inc. as to which Mr. Swenson controls voting power.

                                  PROPOSAL ONE

              APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION

            The Company's Certificate of Incorporation (the "Certificate") presently provides that the Company is authorized to issue two classes of stock consisting of 25,000,000 shares of Common Stock, $0.01 par value per share ("Common Stock"), and 2,000,000 shares of Preferred Stock, $0.01 par value per share ("Preferred Stock"). In September 1998, the Board of Directors authorized an amendment to the Certificate, subject to stockholder approval, to increase the authorized number of shares of Common Stock to 50,000,000 shares. The stockholders are being asked to approve such amendment to the Certificate. The proposed amendment would give the Board the authority to issue additional shares of Common Stock without requiring future stockholder approval of such issuances except as may be required by applicable law.

            The Company currently has authorized 25,000,000 shares of Common Stock. As of October 19, 1998, 16,276,291 shares of Common Stock were issued and outstanding; 5,476,371 shares were reserved for future grant or for issuance upon the exercise of outstanding options under the Amended and Restated 1995 Omnibus Stock Plan (the "Option Plan"); and 743,637 shares were reserved for issuance upon exchange of Exchangeable Shares of Secure Computing Canada Ltd. Accordingly, as of October 19, 1998, and without giving effect to the proposed adoption of the Private Placement described in this Proxy Statement, the Company had only 2,503,701 shares of authorized but unreserved and unissued Common Stock.

            The principal purpose of the proposed amendment to the Certificate is to authorize additional shares of Common Stock to ensure that, after giving effect to the conversion of Series C Preferred Stock and to the exercise of Warrants issued in the Private Placement, a sufficient amount of Common Stock will be available in the event the Board of Directors determines that is it necessary or appropriate to raise additional capital through the sale of securities, to grant options or other stock incentives to the Company's employees, to acquire another company or its business or assets, to seek to establish a strategic relationship with a corporate partner or to permit a future stock dividend or stock split. The Board of Directors has no other present agreement or arrangement to issue any such shares. If the amendment is approved by the stockholders, the Board of Directors does not intend to solicit further stockholder approval prior to the issuance of any additional shares of Common Stock, except as may be required by applicable law.

            The increase in the authorized number of shares of Common Stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of the Company without further action by the stockholders. Shares of authorized and unissued Common Stock could (within the limits imposed by applicable law) be issued in one or more transactions which would make a change in control of the Company more difficult, and therefore less likely. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of Common Stock, and such additional shares could be used to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company. The holders of Common Stock of the Company have no preemptive rights.

VOTE REQUIRED; RECOMMENDATION OF BOARD OF DIRECTORS

            The approval of the amendment to the Certificate requires the affirmative vote of a majority of the outstanding shares of Common Stock of the Company. An abstention will have the same effect as a vote against the proposal, and, pursuant to Delaware law, a broker non-vote will not be treated as voting in person or by proxy on the proposal.

            THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE AMENDMENT TO THE CERTIFICATE AND RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THIS PROPOSAL.

                                  PROPOSAL TWO
                RATIFICATION OF SALE OF SERIES C PREFERRED STOCK

            At the Special Meeting, the stockholders are being asked to consider and ratify the issuance and sale of an aggregate of 16,000 shares of its Series C Convertible Preferred Stock (the "Series C Preferred Stock") and warrants to purchase 174,464 shares of Common Stock at an exercise price equal to 130% of the average of the closing bid prices for the Common Stock on the 15 trading days immediately prior to June 30, 1998 (the "Warrants"), as well as an indeterminate number of shares of Common Stock issuable upon exercise of the Series C Preferred Stock. The Series C Preferred Stock and the Warrants, which were sold on June 30, 1998, were issued and sold to certain institutional investors (the "Series C Holders") in a private offering pursuant to Regulation D of the Securities Act of 1933, as amended (the "Private Placement"). Gross proceeds to the Company were $16,000,000, which proceeds will be used for general working purposes.

            Pursuant to Securities Purchase Agreements dated June 30, 1998 (the form of which is attached hereto as ANNEX A), the Company sold the Series C Preferred Stock and the Warrants at a price per share of Series C Preferred Stock of $1,000. In connection with the sale and issuance of Series C Preferred Stock and Warrants, the Company agreed to file a registration statement on Form S-3 to permit the public sale of shares of Common Stock issuable upon conversion of the Series C Preferred Stock or upon exercise of the Warrants. With respect to the Common Stock issuable upon conversion of Series C Preferred Stock or upon exercise of the Warrants, the registration statement must remain effective until the earlier to occur of (i) the date on which all Common Stock issuable upon conversion of the Series C Preferred Stock or upon exercise of the Warrants has been sold pursuant to the registration statement and (ii) the date on which all Common Stock issuable upon conversion of the Series C Preferred Stock or upon exercise of the Warrants may be immediately sold to the public without registration and without regard to the amount to be sold by the holder thereof. For a period of one year following the closing of the Private Placement, each of the holders of Series C Preferred Stock shall have the right to purchase its proportionate share of the securities being offered on the same terms as contemplated by such issuance.

            The Series C Preferred Stock is subject to redemption at the request of either the holders of Series C Preferred Stock or the Company upon the occurrence of certain events. In the event that (a) the Company fails to issue the requested shares of Common Stock issuable upon conversion of Series C Preferred Stock, (b) any material representation or warranty made be the Company in connection with the Private Placement was inaccurate or misleading to the holders of Series C Preferred Stock, (c) the Company voluntary terminates its quotation or listing on the Nasdaq National Market or a national securities exchange, (d) a registration statement covering the Common Stock issuable upon conversion of the Series C Preferred Stock is not declared effective by the 135th day following the date on which such registration statement was filed with the Securities and Exchange Commission, (e) the Company fails to obtain the approval of the stockholders for the Private Placement or (f) upon a merger or other business combination of the Company or any of its subsidiaries with or into another entity (i) effected through a "leveraged buy-out" or (ii) where the Common Stock of such other entity has specified trading volume of less than ninety percent (90%) of the trading volume of the Common Stock of the Company, each holder of Series C Preferred

Stock shall have the right to require the Company to redeem all or any portion of its Series C Preferred Stock at a price equal to the greater of (i) the stated value of the Series C Preferred Stock being redeemed multiplied by 125 percent, and (ii) the amount determined by dividing the stated value of the Series C Preferred Stock being redeemed by the conversion price and multiplying the resulting quotient by the average closing bid price for the Common Stock on the five trading days preceding the date of redemption. If during any twenty consecutive trading days, the average closing bid price for the Common Stock is less than $5.00, the Company shall have the right to redeem all of the outstanding Series C Preferred Stock at a price equal to (a) until June 30, 1999, the aggregate stated value of the Series C Preferred Stock then held by a holder of Series C Preferred Stock multiplied by 113 percent, and (b) after June 30, 1999, the aggregate stated value of the Series C Preferred Stock then held by a holder of Series C Preferred Stock multiplied by a percentage that provides the holders of Series C Preferred Stock with an annualized return on such Series C Preferred Stock equal to 13 percent.

            The Company's Certificate of Designation of Series C Preferred Stock, attached hereto as ANNEX B (the "Certificate of Designation"), provides that each share of Series C Preferred Stock, which has a face value of $1,000, is convertible into the number of shares of Common Stock which may be purchased for such face value at a per share price equal to the lower of (i) the average of the closing bid prices for the Common Stock for the five trading days immediately prior to the date of conversion, (ii) the average of the closing bid prices for the Common Stock for the 15 trading days immediately prior to the date of the conversion and (iii) 103 percent of the average of the closing bid prices for the Common Stock for the 15 trading days occurring immediately prior to the 180th day following the initial issuance date of the Series C Preferred Stock. The conversion price of the Series C Preferred Stock is subject to modification and adjustment upon the occurrence of specified events.

            If the stockholders approve the Private Placement and the issuance of shares pursuant thereto at the Special Meeting, any shares of Series C Preferred Stock which remain outstanding on June 30, 2001, will automatically convert into shares of the Company's Common Stock at the then applicable conversion price, but only if the listing of the Company's Common Stock on Nasdaq National Market remains effective, and only if there is adequate Common Stock available for conversion of such shares of Series C Preferred Stock.

            Since the Series C Preferred Stock is convertible into Common Stock at a conversion price as provided above and since the conversion price of the Series C Preferred Stock is subject to modification and adjustment upon the occurrence of specified events, conversion of the Series C Preferred Stock will result in at least modest dilution to existing investors, and may result in substantial dilution. Moreover, holders of Series C Preferred Stock enjoy certain rights and preferences which may adversely affect holders of Common Stock, including the right to a preference payment in the event of a liquidation or dissolution of the Company.

            In addition, the holders of Series C Preferred Stock are entitled to receive, prior and in preference to any distribution of any of the assets or surplus funds of the Company to the holders of junior securities (as such term is defined in the Certificate of Designation) or Common Stock of the Company by reason of their ownership thereof, an amount equal to their full liquidation preference of $1,000 per share of Series C Preferred Stock.

            Finally, certain protective provisions set forth in the Certificate of Designation prohibit the Company, without the consent of holders of two-thirds of the outstanding Series C Preferred Stock, from (a) increasing the authorized Preferred Stock of the Company, (b) issuing securities with a liquidation preference which is senior to or pari passu with the Series C Preferred Stock (other than debt securities which are not convertible into or exchangeable for Common Stock or any other equity or convertible security of the Company), or (c) creating any new class or series of capital stock having a liquidation preference senior to or pari passu with the Series C Preferred Stock.

            The Warrants issued in the Private Placement may be exercised until the earlier to occur of (i) June 29, 2001 and (ii) the date on which the closing of a consolidation, merger or other business combination with or into another entity pursuant to which the Company is not the surviving Company. The exercise price is equal to one hundred thirty percent (130%) of the average of the closing bid prices for the Common Stock on the 15 trading days occurring immediately prior to June 30, 1998. Additional dilution may result upon the exercise of the Warrants issued in the Private Placement.

            At the Special Meeting, the stockholders of the Company are being asked to approve the Private Placement, and the issuance of the Company's Common Stock pursuant thereto, as required by Nasdaq Rule 4460(i) (the "Nasdaq Rule"). Should the Company's stockholders fail to approve the Private Placement and the issuance of shares pursuant thereto at the Special Meeting, the Warrants will not be exercisable, and the Series C Preferred Stock which remain outstanding will not be convertible into Common Stock. In such instance, the Company would be obligated, at the request of any holders of Series C Preferred Stock, to redeem any portion of the Series C Preferred Stock held by such holders of Series C Preferred Stock at a redemption price as provided above.

            The above description of the Private Placement and the rights and preferences of the Series C Preferred Stock is only a summary. Stockholders are urged to review the more detailed information set forth in the form of Securities Purchase Agreement and Certificates of Designation of Series C Preferred Stock which are included as ANNEX A and ANNEX B to this proxy statement, respectively.

VOTE REQUIRED

            Approval of this proposal requires a majority of the votes cast on the proposal at the Special Meeting.

RECOMMENDATION

            THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE PRIVATE PLACEMENT AND RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THIS PROPOSAL.

                                    ANNEX A

                          SECURITIES PURCHASE AGREEMENT


         SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated as of June 30, 1998, by and between Secure Computing Corporation, a Delaware corporation (the "Company"), and each of the entities whose names appear on the signature pages hereof. Such entities are each referred to herein as a "Purchaser" and, collectively, as the "Purchasers".

         The Company wishes to sell to each Purchaser, and each Purchaser wishes to purchase, on the terms and subject to the conditions set forth in this Agreement, shares (the "Preferred Shares") of the Company's Series C Convertible Preferred Stock, par value $0.01 per share (the "Preferred Stock") and related Warrants in the form attached hereto as Exhibit A (the "Warrants"). The Preferred Shares are convertible pursuant to the terms of a Certificate of Designation relating to the Preferred Stock, the form of which is attached hereto as Exhibit B (the "Certificate of Designation") into shares (the "Conversion Shares") of the Company's common stock, par value $0.01 per share (the "Common Stock"). The Warrants are exercisable into shares of Common Stock (the "Warrant Shares") in accordance with their terms. The Preferred Shares, the Conversion Shares, the Warrants and the Warrant Shares are collectively referred to herein as the "Securities".

         The Company has agreed to effect the registration of the Conversion Shares and the Warrant Shares under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Rights Agreement of even date herewith by and among the Company and the Purchasers (the "Registration Rights Agreement"). The sale of the Preferred Shares and the Warrants by the Company to the Purchasers will be effected in reliance upon the exemption from securities registration afforded by the provisions of Regulation D ("Regulation D"), as promulgated by the Securities and Exchange Commission (the "Commission") under the Securities Act.

         The Company and each Purchaser hereby agree as follows:

1.       PURCHASE AND SALE OF PREFERRED SHARES.

         1.1 Agreement to Purchase and Sell. Upon the terms and subject to the satisfaction or waiver of the conditions set forth herein, the Company agrees to sell at the Closing (as defined below) and each Purchaser agrees to purchase the number of Preferred Shares, together with Warrants to purchase the number of shares of Common Stock, set forth below such Purchaser's name on the signature pages hereof at a purchase price for such Preferred Shares and Warrants equal to one thousand dollars ($1,000) times the number of Preferred Shares purchased by such Purchaser (the "Purchase Price"). The Warrants will entitle each Purchaser to purchase, at the exercise price stated therein, a number of shares of Common Stock equal to the aggregate Stated Value (as defined in the Certificate of Designation) of the Preferred Shares purchased by such Purchaser hereunder divided by the average Closing Bid Price (as defined in the Certificate of Designation) for the Common Stock during the period of fifteen (15) Trading Days (as defined in the Certificate of Designation) occurring immediately prior to (but not including) the issue date for the Warrants multiplied by ten percent (10%).

         1.2 Closing. Subject to the satisfaction or waiver of the conditions set forth herein, the closing of the purchase and sale of the Preferred Shares and Warrants (the "Closing") will be deemed to occur when this Agreement and the other Transaction Documents (as defined below) have been executed and delivered by the Company and each Purchaser (which delivery may be effected by facsimile transmission), and full payment of the Purchase Price has been made by each Purchaser by wire transfer of immediately available funds against physical delivery by the Company of duly executed certificates representing the Preferred Shares and the Warrants purchased by such Purchaser at the Closing. The date on which the Closing is deemed to occur is referred to herein as the "Closing Date". It is anticipated that the Closing Date will occur on June 30, 1998 or such later date as may be mutually agreed to by the parties.

         1.3 Certain Definitions. When used herein, (A) "business day" shall mean any day on which the New York Stock Exchange and commercial banks in the city of New York are open for business, (B) an "affiliate" of a party shall mean any person or entity controlling, controlled by or under common control with that party and (C) "control" shall mean, with respect to an entity, the ability to direct the business, operations or management of such entity, whether through an equity interest therein or otherwise.

2.       REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS.

         Each Purchaser hereby makes the following representations and warranties to the Company and agrees with the Company that, as of the date of this Agreement and as of the Closing Date:

         2.1 Authorization; Enforceability. Such Purchaser is duly and validly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization with full power and authority to purchase the Preferred Shares and Warrants and to execute and deliver this Agreement. This Agreement constitutes such Purchaser's valid and legally binding obligation, enforceable in accordance with its terms, except as such enforcement may be limited by (i) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors' rights generally and (ii) general principles of equity.

         2.2 Accredited Investor; Investment Intent. Such Purchaser is an accredited investor as that term is defined in Rule 501 of Regulation D, and is acquiring the Preferred Shares and Warrants solely for its own account as a principal for investment purposes and not with a present view to the public resale or distribution of all or any part thereof, except pursuant to sales that are exempt from the registration requirements of the Securities Act and/or sales registered under the Securities Act; provided, however that in making such representation, such Purchaser does not agree (except as otherwise expressly set forth in this Agreement or in the other Transaction Documents) to hold the Securities for any minimum or specific term and reserves the right to sell, transfer or otherwise dispose of the Securities at any time in accordance with the provisions of this Agreement and with Federal and state securities laws applicable to such sale, transfer or disposition.

         2.3 Information. The Company has provided such Purchaser with information regarding the business, operations and financial condition of the Company, and has granted to such Purchaser the opportunity to ask questions of and receive answers from representatives of the Company, its officers, directors, employees and agents concerning the Company and materials relating to the terms and conditions of the purchase and sale of the Preferred Shares and Warrants hereunder. Neither such information nor any other investigation conducted by such Purchaser or any of its representatives shall modify, amend or otherwise affect such Purchaser's right to rely on the Company's representations and warranties contained in this Agreement.

         2.4 Limitations on Disposition. Such Purchaser acknowledges that, except as provided in the Registration Rights Agreement, the Securities have not been and are not being registered under the Securities Act and may not be transferred or resold without registration under the Securities Act or unless pursuant to an exemption therefrom.

         2.5 Legend. Such Purchaser understands that the certificates representing the Securities may bear at issuance a restrictive legend in substantially the following form:

             "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or the securities laws of any state, and may not be offered or sold unless a registration statement under the Securities Act and applicable state securities laws shall have become effective with regard thereto, or an exemption from registration under the Securities Act and applicable state securities laws is available in connection with such offer or sale. Such securities are issued subject to the provisions of (i) the Certificate of Designation relating to the Series C Convertible Preferred Stock of Secure Computing Corporation (the "Company"),
             (ii) a Securities Purchase Agreement, dated as of June30, 1998, by and among the Company and the purchasers named therein, and (iii) a Registration Rights Agreement, dated as of June 30, 1998, by and among the Company and such purchasers."

             Notwithstanding the foregoing, it is agreed that, as long as (A) the resale or transfer (including without limitation a pledge) of Securities is registered pursuant to an effective registration statement and the holder thereof has represented to the Company, in a related conversion or exercise notice or otherwise in writing, that such holder has resold or transferred Securities in accordance with the terms of the prospectus relating to such registration statement, (B) such holder provides the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions to the effect that Securities can be sold publicly without registration under the Securities Act (provided that such opinion shall not be required for a sale or transfer of Securities to an affiliate of the holder), (C) Securities can be sold pursuant to Rule 144 under the Securities Act or any successor provision ("Rule 144") and a registered broker dealer provides to the Company a customary broker's Rule 144 letter and such holder delivers to the Company a customary seller's representation letter or (D) Securities are eligible for resale under Rule 144(k) or any successor provision, such Securities shall be issued without any legend or other restrictive language and, with respect to Securities upon which such legend is stamped, the Company shall issue new certificates without such legend to the holder upon request.

3.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

         The Company hereby makes the following representations and warranties to each Purchaser and agrees with each Purchaser that, as of the date of this Agreement and as of the Closing Date:

         3.1 Organization, Good Standing and Qualification. Each of the Company and its subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization and has all requisite power and authority to carry on its business as now conducted. Each of the Company and its subsidiaries is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on the consolidated business, operations, properties, financial condition, prospects or results of operations of the Company and its subsidiaries taken as a whole or on the ability of the Company to perform its obligations under the Transaction Documents or the Certificate of Designation (a "Material Adverse Effect"). The term "subsidiaries" shall mean entities in which the Company has an equity interest of 50% or greater.

         3.2 Authorization; Consents. The Company has the requisite corporate power and authority to enter into and perform its obligations under (i) this Agreement, (ii) the Registration Rights Agreement, (iii) the Warrants and (iv) all other agreements, documents, certificates or other instruments executed and delivered by or on behalf of the Company at any Closing (the instruments described in (i), (ii), (iii) and (iv) being collectively referred to herein as the "Transaction Documents"), to execute and perform its obligations under the Certificate of Designation, to issue and sell the Preferred Shares and the Warrants to the Purchasers in accordance with the terms hereof, to issue the Conversion Shares upon conversion of the Preferred Shares in accordance with the Certificate of Designation and to issue the Warrant Shares upon exercise of the Warrants. All corporate action on the part of the Company by its officers, directors and stockholders necessary for (A) the authorization, execution and delivery of, and the performance by the Company of its obligations under, the Transaction Documents, and (B) the authorization, execution and filing of, and the performance by the Company of its obligations under, the Certificate of Designation has been taken, and no further consent or authorization of the Company, its Board of Directors, its stockholders, any governmental agency or organization (other than such approval as may be required under the Securities Act and applicable state securities laws in respect of the Registration Rights Agreement), or any other person or entity is required (pursuant to any rule of the National Association of Securities Dealers, Inc. ("NASD")or otherwise, except for any stockholder approval that may be required pursuant to NASD Rule 4460(i)).

         3.3 Enforcement. The Transaction Documents and the Certificate of Designation constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, except as such enforcement may be limited by (i) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors' rights generally and (ii) general principles of equity.

         3.4 Disclosure Documents; Agreements; Financial Statements; Other Information. The Company has filed with the Commission: (i) the Company's Annual Report on Form 10-K for the year ended December 31, 1997, (ii) a Quarterly Report on Form 10-Q for the quarter ended March 31, 1998, (iii) all Current Reports on Form 8-K required to be filed with the Commission since December 31, 1997 and (iv) the Company's definitive Proxy Statement for its 1998 Annual Meeting of Stockholders (collectively, the "Disclosure Documents"). The Company is not aware of any event occurring on or prior to the Closing Date (other than the transactions effected hereby) that would require the filing of, or with respect to which the Company intends to file, a Form 8-K after the Closing. Each Disclosure Document, as of the date of the filing thereof with the Commission, conformed in all material respects to the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations thereunder and, as of the date of such filing, such Disclosure Document did not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. All material agreements required to be filed as exhibits to the Disclosure Documents have been filed as required. Neither the Company nor any of its subsidiaries is in breach of any agreement to which it is a party or by which it is bound where such breach is reasonably likely to have a Material Adverse Effect. Except as set forth in the Disclosure Documents or any schedule or exhibit attached hereto, the Company has no liabilities, contingent or otherwise, other than liabilities incurred in the ordinary course of business which, under generally accepted accounting principles, are not required to be reflected in such financial statements and which, individually or in the aggregate, are not material to the consolidated business or financial condition of the Company and its subsidiaries taken as a whole. As of their respective dates, the financial statements of the Company included in the Disclosure Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied at the times and during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end adjustments). The written information described in paragraph 2.3 above does not contain an untrue statement of material fact or omit to state a material fact required in order to make such information not misleading, and does not include any material, non-public information.

         3.5 Capitalization. The capitalization of the Company as of May 31, 1998, including its authorized capital stock, the number of shares issued and outstanding, the number of shares issuable and reserved for issuance pursuant to the Company's stock option plans, the number of shares issuable and reserved for issuance pursuant to securities (other than the Preferred Stock) exercisable for, or convertible into or exchangeable for any shares of Common Stock and the number of shares initially to be reserved for issuance upon conversion of the Preferred Shares and exercise of the Warrants is set forth on Schedule 3.5 hereto. All of such outstanding shares of capital stock have been, or upon issuance will be, validly issued, fully paid and non-assessable. No shares of the capital stock of the Company are subject to preemptive rights or any other similar rights of the stockholders of the Company or any liens or encumbrances created by or through the Company. Except as disclosed on Schedule 3.5, or as contemplated herein, as of the date of this Agreement and as of the Closing Date, there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exercisable or exchangeable for, any shares of capital stock of the Company or any of its subsidiaries, or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries. There has been no material changes to the information set forth on Schedule 3.5 since May 31, 1998.

         3.6 Valid Issuance. The Preferred Shares are duly authorized and, when issued, sold and delivered in accordance with the terms hereof, (i) will be duly and validly issued, fully paid and nonassessable, free and clear of any taxes, liens, claims, preemptive or similar rights or encumbrances imposed by or through the Company, (ii) based in part upon the representations of each Purchaser in this Agreement, will be issued, sold and delivered in compliance with all applicable Federal and state securities laws and (iii) will be entitled to all of the rights, preferences and privileges set forth in the Certificate of Designation. The Warrants are duly authorized and, when issued, sold and delivered in accordance with the terms hereof, (i) will be duly and validly issued, fully paid and nonassessable, free and clear of any taxes, liens, claims, preemptive or similar rights or encumbrances imposed by or through the Company and (ii) based in part upon the representations of each Purchaser in this Agreement, will be issued, sold and delivered in compliance with all applicable Federal and state securities laws. The Conversion Shares are duly authorized and, to the extent required pursuant to this Agreement, the other Transaction Documents and the Certificate of Designation, reserved for issuance and, when issued upon conversion of the Preferred Shares in accordance with the terms of the Certificate of Designation, will be duly and validly issued, fully paid and nonassessable, free and clear of any taxes, liens, claims, preemptive or similar rights or encumbrances imposed by or through the Company. The Warrant Shares are duly authorized and, upon the issuance thereof in accordance with the terms of the Warrant, will be duly and validly issued, fully paid and nonassessable, free and clear of any taxes, liens, claims, preemptive or similar rights or encumbrances imposed by or through the Company.

         3.7 No Conflict with Other Instruments. except as set forth in Schedule
3.7 hereto, neither the Company nor any of its subsidiaries is in violation of any provisions of its charter, Bylaws or any other governing document or in default (and no event has occurred which, with notice or lapse of time or both, would constitute a default) under any provision of any instrument or contract to which it is a party or by which it is bound, or of any provision of any Federal or state judgment, writ, decree, order, statute, rule or governmental regulation applicable to the Company, which would have a Material Adverse Effect. The (i) execution, delivery and performance of this Agreement and the other Transaction Documents, (ii) execution and filing of the Certificate of Designation, and
(iii) consummation of the transactions contemplated hereby and thereby (including without limitation, the issuance of the Preferred Shares and the Warrants and the reservation for issuance and issuance of the

Conversion Shares and the Warrant Shares) will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument or contract or an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company or of any of its subsidiaries or the triggering of any preemptive or anti-dilution rights or rights of first refusal or first offer on the part of holders of the Company's securities.

         3.8 Financial Condition; Taxes; Litigation.

             3.8.1 The Company's financial condition is, in all material respects, as described in the Disclosure Documents, except for changes in the ordinary course of business and normal year-end adjustments that are not, in the aggregate, materially adverse to the consolidated business or financial condition of the Company and its subsidiaries taken as a whole. Except as otherwise described in the Disclosure Documents, there has been no material adverse change to the Company's business, operations, properties, financial condition, prospects or results of operations since the date of the Company's most recent audited financial statements contained in the Disclosure Documents.

             3.8.2 The Company has filed all tax returns required to be filed by it and paid all taxes which are due, except for taxes which it reasonably disputes or which could not reasonably be expected to have a Material Adverse Effect.

             3.8.3 Neither the Company nor any of its subsidiaries is the subject of any pending or, to the Company's knowledge, threatened inquiry, investigation or administrative or legal proceeding by the Internal Revenue Service, the taxing authorities of any state or local jurisdiction, the Commission or any state securities commission or other governmental or regulatory entity.

             3.8.4 Except as described on Schedule 3.8.4, there is no material claim, litigation or administrative proceeding pending, or, to the Company's knowledge, threatened or contemplated, against the Company or any of its subsidiaries, or against any officer, director or employee of the Company or any such subsidiary in connection with such person's employment therewith. Neither the Company nor any of its subsidiaries is a party to or subject to the provisions of, any order, writ, injunction, judgment or decree of any court or government agency or instrumentality which could reasonably be expected to have a Material Adverse Effect.

         3.9 Reporting Company; Form S-3. The Company is subject to the reporting requirements of the Exchange Act, has a class of securities registered under Section 12 of the Exchange Act, and has filed all reports required thereby. The Company is eligible to register shares of its Common Stock on a registration statement on Form S-3 under the Securities Act.

         3.10 Acknowledgement of Dilution. The Company acknowledges that the issuance of the Conversion Shares upon conversion of the Preferred Shares in accordance with the terms of the Certificate of Designation and the issuance of the Warrant Shares upon exercise of the Warrants may result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligation to issue Conversion Shares upon conversion of the Preferred Shares and to issue Warrant Shares upon exercise of the Warrants is unconditional and absolute regardless of the effect of any such dilution.

         3.11 Intellectual Property. The Company and its subsidiaries each owns or possesses adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property rights necessary to conduct the business now operated by it (the "Intellectual Property Rights"), and is not aware of any infringement by a third party with respect to such rights or of any infringement by it or conflict with asserted rights of others that, in any such case, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect. The Intellectual Property Rights are valid and enforceable and no registration relating thereto has lapsed, expired or terminated or is the subject of any claim or proceeding that could result in any such lapse, expiration or termination. The Company and its subsidiaries each has complied in all material respects with its obligations pursuant to any agreement relating to the Intellectual Property Rights that are the subject of licenses granted by third parties.

         3.12 Registration Rights; Rights of Participation. Except as described on Schedule 3.12 hereto, (A) the Company has not granted or agreed to grant to any person or entity any rights (including "piggy-back" registration rights) to have any securities of the Company registered with the Commission or any other governmental authority which has not been satisfied and (B) no person or entity, including, but not limited to, current or former stockholders of the Company, underwriters, brokers, agents or other third parties, has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by this Agreement, the other Transaction Documents or the Certificate of Designation which has not been waived.

         3.13 Trading on Nasdaq. The Common Stock is authorized for quotation on the Nasdaq National Market, and trading in the Common Stock on Nasdaq has not been suspended. The Company is in full compliance with the continued designation criteria of the Nasdaq National Market, and does not reasonably anticipate that the Common Stock will lose its designation as a Nasdaq National Market Security, whether by reason of the transactions contemplated by this Agreement, the other Transaction Documents or the Certificate of Designation, and is not aware of any inquiry by or received any notice from the National Association of Securities Dealers, Inc. ("NASD") regarding any failure or alleged failure by the Company to comply with such criteria.

         3.14 Solicitation. Neither the Company nor any of its subsidiaries or affiliates, nor any person acting on its or their behalf, (i) has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Preferred Shares or
(ii) has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under any circumstances that would require registration of the Preferred Shares under the Securities Act.

         3.15 Fees. Except as described on Schedule 3.15 hereto, the Company is not obligated to pay any compensation or other fee, cost or related expenditure to any underwriter, broker, agent or other representative in connection with the transactions contemplated hereby.

         3.16 Foreign Corrupt Practices. To the knowledge of the Company, neither the Company, nor any of its subsidiaries nor any director, officer, agent, employee or other person acting on behalf of the Company or any subsidiary, has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity,
(ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee, or (iii) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended, or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

         3.17 Other Issuances of Securities. The Company has not issued (and will not issue) any shares of Common Stock or shares of any series of preferred stock or other securities or instruments convertible into, exchangeable for or otherwise entitling the holder thereof to acquire shares of Common Stock which would be integrated with the sale of the Preferred Shares to the Purchasers, or the issuance of the Conversion Shares upon conversion thereof, for purposes of determining whether stockholder approval is required under the designation criteria of the Nasdaq National Market or otherwise.

         3.18 Title. The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its subsidiaries, in each case free and clear of all liens, claims, encumbrances and defects, except for liens, claims, encumbrances or defects which do not materially affect the value of such property and do not interfere with the use made or proposed to be made of such property by the Company and its subsidiaries. Any real property and facilities held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made or proposed to be made of such property and buildings by the Company and its subsidiaries.

         3.19 Regulatory Permits. The Company and its subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses where the lack of any such certificate, authorization or permit would have a Material Adverse Effect, and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or material modification of any such certificate, authorization or permit.

4.       COVENANTS OF THE COMPANY AND THE PURCHASERS.

         4.1 Corporate Existence. The Company shall, so long as any Purchaser or any affiliate of such Purchaser beneficially owns any Securities, maintain its corporate existence in good standing and shall pay all taxes owed by it when due except for taxes which the Company reasonably disputes or as to which the failure to pay could not reasonably be expected to have a Material Adverse Effect.

         4.2 Provision of Information. The Company shall provide each Purchaser with copies of its annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, press releases and proxy statements and other materials sent to stockholders, in each such case promptly after the filing thereof with the Commission, until the conversion or redemption of all of the Preferred Shares.

         4.3 Form D; Blue-Sky Qualification. The Company agrees to file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to each Purchaser promptly after such filing. The Company shall, on or before the Closing Date, take such action as is necessary to qualify the Preferred Shares for sale under applicable state or "blue-sky" laws or obtain an exemption therefrom, and shall provide evidence of any such action to each Purchaser at or prior to the Closing.

         4.4 Reporting Status. As long as any Purchaser or any affiliate of such Purchaser beneficially owns any Securities and until the date on which any of the foregoing may be sold to the public pursuant to Rule 144(k) (or any successor rule or regulation), (i) the Company shall timely file with the Commission all reports required to be so filed pursuant to the Exchange Act and
(ii) the Company shall not terminate its status as an issuer required by the Exchange Act to file reports thereunder even if the Exchange Act or the rules or regulations thereunder would permit such termination. The Company agrees to file with the Commission a Form 8-K describing the terms of the transactions contemplated by this Agreement and the other Transaction Documents, with the Transaction Documents attached to such Form 8-K as an exhibit thereto, on or before the fifteenth (15th) day following the Closing Date in the form required by the Exchange Act. On or before the business day immediately following the Closing Date, the Company agrees to issue a press release describing all of the material terms of the transaction consummated at the Closing.

         4.5 Reservation of Common Stock. The Company shall at all times have authorized and reserved for issuance, free from any preemptive rights, solely for the purpose of effecting conversions of the Preferred Shares and exercise of the Warrants, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all of the Preferred Shares and exercise of all of the Warrants (the "Reserved Amount"). As of the Closing Date, the Reserved Amount shall be equal to no less than 125% of the number of shares of Common Stock issuable upon conversion of all of the Preferred Shares plus 100% of the number of shares of Common Stock issuable upon exercise of all of the Warrants to be issued at the Closing (assuming for such purpose that such conversion or exercise were to occur as of the Closing Date). If on any date the Reserved Amount is less than 112.5% of the number of shares of Common Stock then issuable upon conversion of all of the Preferred Shares plus 100% of the number of shares of Common Stock issuable upon exercise of all of the Warrants then outstanding (assuming for such purpose that such conversion or exercise were to occur as of such date), the Company shall take action (including without limitation seeking stockholder approval for the authorization or reservation of additional shares of Common Stock) as soon as practicable (but in no event later than the fifth (5th) business day or, in the event that stockholder approval is required, the sixtieth (60th) day following receipt by the Company of notice thereof from a Purchaser) to increase the Reserved Amount to no less than 125% of the number of shares of Common Stock into which such outstanding Preferred Shares are then convertible plus 100% of the number of shares of Common Stock issuable upon the exercise of such outstanding Warrants are exercisable. The Company shall not reduce the number of shares reserved for issuance hereunder without the written consent of the holders of two-thirds of the Preferred Shares then outstanding. Any determination made hereunder as to the number of shares of Common Stock issuable upon the conversion of Preferred Shares or exercise of Warrants shall be made without regard to any restriction on such conversion or exercise that might otherwise exist under this Agreement, the other Transaction Documents or the Certificate of Designation.

         4.6 Stockholder Meeting. The Company agrees that, on or prior to the date which is one hundred and eighty (180) days following the Closing Date, it will hold a special meeting of its stockholders at which it will recommend that such stockholders approve the transactions contemplated by this Agreement, the other Transaction Documents and the Certificate of Designation.

         4.7 Use of Proceeds. The Company shall use the proceeds from the sale of the Preferred Shares and the Warrants for general corporate purposes only, in the ordinary course of its business and consistent with past practice, and shall not use such proceeds to make a loan to any employee, officer or director of the Company or to repurchase or pay a dividend on shares of Common Stock, except in connection with a stock repurchase at the original purchase price therefor (as long as such repurchase is effected at a purchase price for the shares of Common Stock being repurchased which is less than the then current market value of the Common Stock) from an employee under a stock option plan or other similar agreement in effect on the date hereof.

         4.8 Transactions with Affiliates. The Company agrees that any transaction or arrangement between it or any of its subsidiaries and any affiliate or employee of the Company shall be effected on an arms' length basis in accordance with customary commercial practice and shall be approved by a majority of the Company's outside directors.

         4.9 Quotation on Nasdaq. The Company shall (i) promptly following the Closing take such action as may be necessary to include the Conversion Shares and the Warrant Shares on the Nasdaq National Market, and (ii) use its best efforts to maintain the designation and quotation, or listing, of the Common Stock on the Nasdaq National Market, the New York Stock Exchange or the American Stock Exchange.

         4.10 Use of Purchaser Name. Except as may be required by applicable law, the Company shall not use, directly or indirectly, any Purchaser's name or the name of any of its affiliates in any advertisement, announcement, press release or other similar communication unless it has received the prior written consent of any Purchaser for the specific use contemplated or as otherwise required by applicable law or regulation.

         4.11 Company's Instructions to Transfer Agent. On or prior to the Closing Date, the Company shall execute and deliver irrevocable instructions to its transfer agent (the "Transfer Agent") (i) to issue certificates representing Conversion Shares upon conversion of the Preferred Shares in accordance with the terms of the Certificate of Designation and receipt of a valid Conversion Notice (as defined in the Certificate of Designation) from a Purchaser, in the amount specified in such Conversion

Notice, in the name of such Purchaser or its nominee, (ii) to issue certificates representing Warrant Shares upon exercise of the Warrants in accordance with their terms and receipt of a valid Exercise Notice (as defined in the Warrants) from a Purchaser, in the amount specified in such Exercise Notice in the name of such Purchaser or its nominee and (iii) to deliver such certificates to such Purchaser no later than the close of business on the third (3rd) business day following the related Conversion Date (as defined in the Certificate of Designation) or Exercise Date (as defined in the Warrant), as the case may be. As long as the Company shall instruct the transfer agent that, in lieu of delivering physical certificates representing shares of Common Stock to a Purchaser upon conversion of the Preferred Shares, or exercise of the Warrants, and as long as the Transfer Agent is a participant in the Depository Trust Company ("DTC") Fast Automated Securities Transfer program, and such Purchaser has not informed the Company that it wishes to receive physical certificates therefor, the transfer agent may effect delivery of Conversion Shares or Warrant Shares, as the case may be, by crediting the account of such Purchaser or its nominee at DTC for the number of shares for which delivery is required hereunder within the time frame specified above for delivery of certificates. The Company represents to and agrees with each Purchaser that it will not give any instruction to the Transfer Agent that will conflict with the foregoing instruction or otherwise restrict such Purchaser's right to convert the Preferred Shares or to receive Conversion Shares in accordance with the terms of the Certificate of Designation or to exercise the Warrant or to receive Warrant Shares upon exercise of the Warrants. In the event that the Company's relationship with the Transfer Agent should be terminated for any reason, the Transfer Agent shall continue acting as transfer agent pursuant to the terms hereof until such time that a successor transfer agent is appointed by the Company and receives the instructions described above.

         4.12 Capital Raising Limitation. The Company will not, during the ninety (90) day period following the Closing Date, offer for sale or sell any Common Stock (or any security convertible into, or exercisable or exchangeable for, Common Stock) (the "Capital Raising Limitation"). The Capital Raising Limitation will not apply to (i) a transaction involving the issuance of Common Stock in a registered firm-commitment underwritten public offering (other than an offering conducted pursuant to Rule 415 under the Securities Act), (ii) the issuance of securities upon exercise or conversion of the Company's options, warrants or other convertible securities outstanding on the date hereof or (iii) the grant of options or warrants, or the issuance of additional securities, under any Company stock option or restricted stock plan or similar equity incentive plan or arrangement in effect on the date hereof for the benefit of the Company's employees, directors or consultants.

         4.13 Right of First Offer. Prior to any offer or sale, other than pursuant to a firm-commitment, underwritten public offering, by the Company of Common Stock (or any securities convertible or exercisable into or exchangeable for Common Stock) during the one (1) year period following the Closing Date (the "First Offer Period"), the Company must first deliver to each Purchaser written notice describing the proposed issuance, including the terms and conditions thereof, and provide such Purchaser with an option during the five (5) business day period following delivery of such notice to purchase up to its proportionate share (based on the number of Preferred Shares purchased by such Purchaser hereunder relative to the number of Preferred Shares purchased by all of the Purchasers hereunder) of the securities being offered on the same terms as contemplated by such issuance. In the event that such Purchaser either does not give notice within such five business day period that it intends to exercise the foregoing option or informs the Company in writing that it does not intend to participate in such issuance, the Company may offer to a third party the option to purchase up to, in the aggregate, the amount of securities which were declined by such Purchaser, on the same terms as were offered to such Purchaser.

5.       CONDITIONS TO CLOSING.

         5.1 Conditions to Purchasers' Obligations at Closing. Each Purchaser's obligations at the Closing, including without limitation its obligation to purchase Preferred Shares and Warrants at the Closing, are conditioned upon the fulfillment (or waiver by such Purchaser) of each of the following events as of the Closing Date:

             5.1.1 the representations and warranties of the Company set forth in this Agreement shall be true and correct in all material respects as of such date as if made on the Closing Date;

             5.1.2 the Company shall have complied with or performed in all material respects all of the agreements, obligations and conditions set forth in this Agreement that are required to be complied with or performed by the Company on or before the Closing;

             5.1.3 the Company shall have delivered to such Purchaser a certificate, signed by an officer of the Company, certifying that the conditions specified in paragraphs
                          5.1.1 and 5.1.2 above have been fulfilled as of the Closing;

             5.1.4 the Company shall have filed the Certificate of Designation with the Secretary of State of the State of Delaware and shall have furnished such Purchaser with a file-stamped copy thereof;

             5.1.5 the Company shall have delivered to such Purchaser an opinion of counsel for the Company, dated as of such date, in substantially the form set forth on Exhibit
                          5.1.5 hereto;

             5.1.6 the Company shall have delivered duly executed certificates representing the Preferred Shares and the Warrants being so purchased;

             5.1.7 the Company shall have executed and delivered the Registration Rights Agreement;

             5.1.8 the Common Stock shall be designated for quotation and actively traded on the Nasdaq National Market;

             5.1.9 there shall have been no material adverse change in the Company's consolidated business or financial condition since the date of the Company's most recent audited financial statements contained in the Disclosure Documents;

             5.1.10 the Company shall have authorized and reserved for issuance one hundred and twenty five percent (125%) of the aggregate number of shares of Common Stock issuable upon conversion of all of the Preferred Shares plus one hundred percent (100%) of the aggregate number of shares of Common Stock issuable upon exercise of all of the Warrants (such number to be determined using the Conversion Price or exercise price in effect on the Closing Date without regard to any restriction on such conversion or exercise that might otherwise exist pursuant to this Agreement, any other Transaction Document or the Certificate of Designation) to be issued at the Closing;

             5.1.11 Jeffrey Waxman and Timothy McGurran shall have executed and delivered an irrevocable agreement addressed to the Company regarding such person's agreement to refrain, during the six month period beginning on the Closing Date, from selling any of such shares of Common Stock at a price per share of less than fifteen dollars ($15.00);

             5.1.12 Jeffrey Waxman and Timothy McGurran shall have executed and delivered an irrevocable agreement addressed to the Company regarding such person's agreement to vote such shares in favor of any proposal made at or in connection with any meeting of the holders of the Company's Common Stock regarding (i) approval of the transactions contemplated herein or
                          (ii) the authorization of additional shares of Common Stock for issuance as Conversion Shares; and

             5.1.13 the Company shall have notified such Purchaser in writing of the name, address, and telephone and fax numbers of, and the name of a contact person at, the Transfer Agent for the purpose of delivering Conversion Notices (as defined in the Certificate of Designation).

         5.2 Conditions to Company's Obligations at the Closing. The Company's obligations at the Closing are conditioned upon the fulfillment of each of the following events as of the Closing Date:

             5.2.1 the representations and warranties of each Purchaser shall be true and correct in all material respects as of such date as if made on the Closing Date; and

             5.2.2 each Purchaser shall have complied with or performed all of the agreements, obligations and conditions set forth in this Agreement that are required to be complied with or performed by the Purchaser on or before the Closing; and

             5.2.3 each Purchaser shall have tendered payment of the Purchase Price for the Preferred Shares and Warrant to be purchased by such Purchaser.

6.       MISCELLANEOUS.

         6.1 Survival; Severability. The representations, warranties, covenants and indemnities made by the parties herein shall survive the Closing notwithstanding any due diligence investigation made by or on behalf of the party seeking to rely thereon. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that in such case the parties shall negotiate in good faith to replace such provision with a new provision which is not illegal, unenforceable or void, as long as such new provision does not materially change the economic benefits of this Agreement to the parties.

         6.2 Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. The Purchaser may assign its rights and obligations hereunder, in connection with any private sale or transfer of the Preferred Shares in accordance with the terms hereof, as long as, as a condition precedent to such transfer, the transferee (i) provides the Company with prior notice of the transfer, including the identity and address of the proposed transferee and the number of shares to be transferred and (ii) executes an acknowledgment agreeing to be bound by the applicable provisions of this Agreement, in which case the term "Purchaser" shall be deemed to refer to such transferee as though such transferee were an original signatory hereto. The Company may not assign it rights or obligations under this Agreement.

         6.3 No Reliance. Each party acknowledges that (i) it has such knowledge in business and financial matters as to be fully capable of evaluating this Agreement, the other Transaction Documents and the transactions contemplated hereby and thereby, (ii) it is not relying on any advice or representation of the other party in connection with entering into this Agreement, the other Transaction Documents or such transactions (other than the representations made in this Agreement or the other Transaction Documents), (iii) it has not received from such party any assurance or guarantee as to the merits (whether legal, regulatory, tax, financial or otherwise) of entering into this Agreement or the other Transaction Documents or the performance of its obligations hereunder and thereunder, and (iv) it has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent that it has deemed necessary, and has entered into this Agreement and the other Transaction Documents based on its own independent judgment and on the advice of its advisors as it has deemed necessary, and not on any view (whether written or oral) expressed by such party.

         6.4 Independent Nature of Purchasers' Obligations and Rights. The obligations of each Purchaser hereunder are several and not joint with the obligations of the other Purchasers hereunder, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser hereunder. Nothing contained herein or in any other agreement or document delivered at the Closing, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

         6.5 Injunctive Relief. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Purchaser and that the remedy or remedies at law for any such breach will be inadequate and agrees, in the event of any such breach, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate and specific performance of such obligations without the necessity of showing economic loss.

         6.6 Governing Law; Jurisdiction. This Agreement shall be governed by and construed under the laws of the State of New York without regard to the conflict of laws provisions thereof. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

         6.7 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

         6.8 Headings. The headings used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

         6.9 Notices. Any notice, demand or request required or permitted to be given by any party to any other party pursuant to the terms of this Agreement shall be in writing and shall be deemed given (i) when delivered personally or by verifiable facsimile transmission (with an original to follow) on or before 5:00 p.m., eastern time, on a business day or, if such day is not a business day, on the next succeeding business day, (ii) on the next business day after timely delivery to a nationally-recognized overnight courier and (iii) on the third business day after deposit in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid), addressed to the parties as follows:

         IF TO THE COMPANY:

         Secure Computing Corporation
         One Alamaden Boulevard
         Suite 400
         San Jose, California 95113
         Attn: Chief Financial Officer
         Tel: (408) 918-6100
         Fax: (408) 918-6204

         with a copy to

         Wilson Sonsini Goodrich & Rosati, P.C.
         650 Page Mill Road
         Palo Alto, California 94304-1050
         Attn: Jeffrey D. Saper, Esq.
         Tel: (650) 493-9300
         Fax: (650) 493-6811


and if to any Purchaser, to such address for such Purchaser as shall appear on the signature page hereof executed by such Purchaser, or as shall be designated by such Purchaser in writing to the Company.

         6.10 Expenses. The Company and each Purchaser each shall pay all costs and expenses that it incurs in connection with the negotiation, execution, delivery and performance of this Agreement, provided, however, that the Company shall reimburse the Purchasers for all out-of-pocket expenses (including without limitation legal fees and expenses) incurred by it in connection with its due diligence investigation of the Company and the negotiation, preparation, execution, delivery and performance of the Certificate of Designation, this Agreement and the other Transaction Documents in an amount not to exceed twenty five thousand dollars ($25,000).

         6.11 Entire Agreement; Amendments. This Agreement and the other Transaction Documents constitute the entire agreement between the parties with regard to the subject matter hereof and thereof, superseding all prior agreements or understandings, whether written or oral, between or among the parties. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended except pursuant to a written instrument executed by the Company and the holders of at least two-thirds (2/3) of the Preferred Shares then outstanding, and no provision hereof may be waived other than by a written instrument signed by the party against whom enforcement of any such waiver is sought.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                     ANNEX B


                           CERTIFICATE OF DESIGNATION

                                       OF

                      SERIES C CONVERTIBLE PREFERRED STOCK

                                       OF

                          SECURE COMPUTING CORPORATION


                         Pursuant to Section 151 of the
                        Delaware General Corporation Law


         Secure Computing Corporation, a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), hereby certifies that the following resolutions were duly adopted by the Board of Directors of the Corporation pursuant to the authority of the Board of Directors granted by
Section 151 of the Delaware General Corporation Law.

         RESOLVED, that pursuant to the authority granted to the Board of Directors in accordance with the provisions of the Corporation's Certificate of Incorporation, the Board of Directors hereby authorizes a series of the Corporation's previously authorized Preferred Stock, par value $0.01 per share (the "Preferred Stock"), to be issued pursuant to a Securities Purchase Agreement between the Corporation and the Purchasers named therein (the "Securities Purchase Agreement"), and hereby states the designation and number of shares, and fixes the relative rights, preferences, privileges and restrictions thereof as follows:


1.       DESIGNATION AND AMOUNT.

         The designation of this series, which consists of sixteen thousand (16,000) shares (the "Preferred Shares ") of Preferred Stock, is the Series C Convertible Preferred Stock (the "Series C Preferred Stock") and the face amount shall be One Thousand Dollars ($1,000) per share (subject to ratable adjustment in the event of any stock split or combination of the Series C Preferred Stock and to equitable adjustment in the event of a reclassification of the Series C Preferred Stock or other similar event)(the "Stated Value"). The date on which the Preferred Shares are issued and sold pursuant to the Securities Purchase Agreement is referred to herein as the "Issue Date".

2.       DIVIDENDS. The Series C Preferred Stock will not bear dividends.

3.       PRIORITY.

         (a) Payment upon Dissolution.

             (i) Upon the occurrence of (x) any insolvency or bankruptcy proceedings, or any receivership, liquidation, reorganization or other similar proceedings in connection therewith, commenced by the Corporation or by its creditors, as such, or relating to its assets or (y) the dissolution or other winding up of the Corporation whether total or partial, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy proceedings, or (z) any assignment for the benefit of creditors or any marshalling of the material assets or material liabilities of the Corporation (each, a "Liquidation Event"), no distribution shall be made to the holders of any shares of Junior Securities (as defined below) unless, following the payment of preferential amounts on all Senior Securities (as defined below), each Holder of Preferred Shares (each, a "Holder" and collectively, the "Holders") shall have received the Liquidation Preference (as defined below) with respect to each Preferred Share then held by such Holder. In the event that upon the occurrence of a Liquidation Event, and following the payment of preferential amounts on all Senior Securities (as defined below), the assets available for distribution to the Holders and the holders of Pari Passu Securities are insufficient to pay the Liquidation Preference with respect to all of the outstanding Preferred Shares and the preferential amounts payable to such holders, the entire assets of the Corporation shall be distributed ratably among the Preferred Shares and the shares of Pari Passu Securities in proportion to the ratio that the preferential amount payable on each such share (which shall be the Liquidation Preference in the case of a Preferred Share) bears to the aggregate preferential amount payable on all such shares.

             (ii) The "Liquidation Preference" with respect to a Preferred Share shall mean an amount equal to the Stated Value of such Preferred Share. "Junior Securities" shall mean the Common Stock and all other capital stock or securities of the Corporation that are not Pari Passu Securities or do not have a preference over the Series C Preferred Stock in respect of redemption or distribution upon liquidation. "Pari Passu Securities" shall mean any securities ranking PARI PASSU with the Series C Preferred Stock in respect of redemption or distribution upon liquidation. "Senior Securities" shall mean any securities of the Corporation which by their terms have a preference over the Series C Preferred Stock in respect of redemption or distribution upon liquidation.

4.       CONVERSION.

         (a) Right to Convert. Each Holder shall have the right to convert, at any ti me on or after the one hundred and eightieth (180th) day following the Issue Date (the "Initial Conversion Date"), all or any part of the Preferred Shares held by such Holder into such number of fully paid and non-assessable shares ("Conversion Shares") of the Company's common stock, par value $0.01 per share (the "Common Stock"), as is determined in accordance with the terms hereof (a "Conversion"); provided, however, that in the event that either (i) the Corporation enters into an agreement relating to a Change of Control Transaction (as defined below), immediately upon which event the Corporation shall make a public announcement of such transaction, (ii) a material adverse change in the business, operations, financial condition or prospects of the Corporation since the Issue Date occurs or (iii) a Mandatory Redemption Event (as defined below) occurs, (each of (i), (ii) and (iii) being referred to herein as an "Early Conversion Event"), the Initial Conversion Date for purposes hereof shall be deemed to be the first date on which an Early Conversion Event occurs.

         (b) Conversion Notice. In order to convert Preferred Shares, a Holder shall send by facsimile transmission, at any time prior to 11:59 p.m., eastern time, on the date on which such Holder wishes to effect such Conversion (the "Conversion Date"), (i) a notice of conversion (a "Conversion Notice"), in substantially the form of Exhibit A hereto, to the Corporation and to the Corporation's transfer agent for the Common Stock (the "Transfer Agent") stating the number of Preferred Shares to be converted, the applicable Conversion Price (as defined below) and a calculation of the number of shares of Common Stock issuable upon such Conversion and (ii) a copy of the certificate or certificates representing the Preferred Shares being converted. The Holder shall thereafter send the original of the Conversion Notice and of such certificate or certificates to the Transfer Agent. The Corporation shall issue a new certificate for Preferred Shares in the event that less than all of the Preferred Shares represented by a certificate delivered to the Corporation in connection with a Conversion are converted. Except as otherwise provided herein, upon delivery of a Conversion Notice by a Holder in accordance with the terms hereof, such Holder shall, as of the applicable Conversion Date, be deemed for all purposes to be the record owner of the Common Stock to which such Conversion Notice relates. In the case of a dispute between the Corporation and a Holder as to the calculation of the Conversion Price or the number of Conversion Shares issuable upon a Conversion, the Corporation shall promptly issue to such Holder the number of Conversion Shares that are not disputed and shall submit the disputed calculations to its independent accountant within one (1) Business Day of receipt of such Holder's Conversion Notice. The Corporation shall cause such accountant to calculate the Conversion Price as provided herein and to notify the Corporation and such Holder of the results in writing no later than five (5) Business Days following the day on which it received the disputed calculations. Such accountant's calculation shall be deemed conclusive absent manifest error. The fees of any such accountant shall be borne by the party whose calculations were most at variance with those of such accountant.

         (c) Number of Conversion Shares; Conversion Price. The number of Conversion Shares to be delivered by the Corporation pursuant to a Conversion shall be determined by dividing the aggregate Stated Value of the Preferred Shares to be converted by the Conversion Price (as defined herein) in effect on the applicable Conversion Date. Subject to adjustment as provided in Section 6 below, the "Conversion Price" with respect to a Preferred Share shall be equal to the lesser of the Floating Conversion Price and the Fixed Conversion Price (each as defined below). The "Floating Conversion Price" shall mean the lesser of (A) the average Closing Bid Price (as defined below) for the Common Stock during the period of five (5) Trading Days (as defined below) occurring immediately prior to (but not including) the applicable Conversion Date and (B) the average Closing Bid Price for the Common Stock during the period of fifteen
(15) Trading Days occurring immediately prior to (but not including) the applicable Conversion Date. The "Fixed Conversion Price" shall mean one hundred and three percent (103%) of the average Closing Bid Price for the Common Stock during the period of fifteen (15)

Trading Days occurring immediately prior to (but not including) the one hundred and eightieth (180th) day following the Issue Date.

         (d) Certain Definitions. "Trading Day" means any day on which the Common Stock is traded on the principal securities exchange or market on which the Common Stock is then traded. "Closing Bid Price" means, with respect to the Common Stock, the closing bid price for the Common Stock occurring on a given Trading Day on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg Financial Markets or, if Bloomberg Financial Markets is not then reporting such prices, by a comparable reporting service of national reputation selected by the Corporation and reasonably acceptable to holders of a majority of the then outstanding Preferred Shares (collectively, "Bloomberg") or if the foregoing does not apply, the last reported bid price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no bid price is reported for such security by Bloomberg, the average of the bid prices of all market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc. If the Closing Bid Price cannot be calculated for such security on any of the foregoing bases, the Closing Bid Price of such security shall be the fair market value as reasonably determined by an investment banking firm selected by the Holders of a majority of the then outstanding Preferred Shares and reasonably acceptable to the Corporation, with the costs of such appraisal to be borne by the Corporation. "Business Day" means any day on which the New York Stock Exchange and commercial banks located in the City of New York are open for business. "Change of Control Transaction" means the sale, conveyance or disposition of all or substantially all of the assets of the Corporation (including without limitation the sale or other conveyance of any assets or common stock or other equity securities of any of the Corporation's subsidiaries), or the effectuation of a transaction or series of related transactions, in which more than 50% of the voting power of the Corporation is disposed of, or the consolidation, merger or other business combination of the Corporation or any of its subsidiaries with or into any other entity, immediately following which the prior stockholders of the Corporation fail to own, directly or indirectly, at least fifty percent (50%) of the surviving entity.

         (e) Delivery of Common Stock Upon Conversion. Upon receipt of a Conversion Notice from a Holder pursuant to paragraph 4(b) above, the Corporation shall, no later than the close of business on the third (3rd) Business Day following the Conversion Date set forth in such Conversion Notice (the "Delivery Date"), issue and deliver or cause to be delivered to such Holder the number of Conversion Shares as shall be determined as provided herein. The Corporation shall effect delivery of Conversion Shares to a Holder by, as long as the Transfer Agent participates in the Depository Trust Company ("DTC") Fast Automated Securities Transfer program ("FAST"), and as long as the Conversion Shares are not required to bear any restrictive legend, crediting the account of such Holder or its nominee at DTC through its Deposit Withdrawal Agent Commission system with the number of Conversion Shares required to be delivered, no later than the close of business on such Delivery Date. In the event that Transfer Agent is not a participant in FAST or if a Holder so specifies in a Conversion Notice or otherwise in writing, the Corporation shall effect delivery of Conversion Shares by delivering to the Holder or its nominee physical certificates representing such Conversion Shares, no later than the close of business on such Delivery Date. If any Conversion would create a fractional Conversion Share, such fractional Conversion Share shall be disregarded and the number of Conversion Shares issuable upon such Conversion, in the aggregate, shall be the next higher number of Conversion Shares. Conversion Shares delivered to the Holder shall not contain any restrictive legend as long as (A) the resale or transfer (including without limitation a pledge) of the Conversion Shares is registered pursuant to an effective registration statement and the Holder has represented to the Corporation, in the related Conversion Notice or otherwise in writing, that such Holder has resold or transferred such Conversion Shares in accordance with the terms of the prospectus relating to such registration statement, (B) such Holder provides the Corporation with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions to the effect that such Conversion Shares can be sold publicly without registration under the Securities Act (provided that such opinion shall not be required for a sale or transfer of Conversion Shares to an affiliate of the holder), (C) such Conversion Shares can be sold pursuant to Rule 144 under the Securities Act or any successor provision ("Rule 144") and a registered broker dealer provides to the Corporation a customary broker's Rule 144 letter and such Holder delivers to the Corporation a customary seller's representation letter or (D) such Conversion Shares are eligible for resale under Rule 144(k) or any successor provision, such Conversion Shares shall be issued without any legend or other restrictive language and, with respect to Conversion Shares upon which such legend is stamped, the Company shall issue new certificates without such legend to the holder thereof upon request.

         (f) Failure to Deliver Conversion Shares.

             (i) In the event that the Corporation fails for any reason to deliver to a Holder certificates representing the number of Conversion Shares specified in the applicable Conversion Notice on or before the Delivery Date therefor (a "Conversion Default"), and such failure continues for seven (7) Business Days following the Delivery Date, the Corporation shall pay to such Holder payments ("Conversion Default Payments") in the amount of (i) (N/365) multiplied by (ii) the aggregate Stated Value of the Preferred Share(s) represented by the Conversion Shares which remain the subject of such Conversion Default multiplied by (iii) the lower of twenty-four percent (24%) and the maximum rate permitted by applicable law (the "Default Interest Rate"), where "N" equals the number of days elapsed between the original Delivery Date for such Conversion Shares and the date on which all of the certificates representing such Conversion Shares are issued and delivered to such Holder. Amounts payable under this subparagraph (f) shall be paid to the Holder in immediately available funds on or before the fifth (5th) Business Day of the calendar month immediately following the calendar month in which such amounts have accrued.

             (ii) In the event that a Holder has not received certificates representing the Conversion Shares by the tenth (10th) Business Day following a Conversion Default, such Holder may, upon written notice (a "Withdrawal Notice") delivered to the Corporation on such Business Day or on any Business Day thereafter (unless, prior to the delivery of such notice, such Conversion Shares are delivered to such Holder), withdraw its Conversion Notice with respect to such Conversion Shares and regain its rights as a Holder of the Preferred Shares that are the subject of such Conversion Default. In such event, the Conversion Price that would otherwise be in effect when such Preferred Shares are thereafter converted in accordance with the terms hereof shall be reduced by one percent (1%) for each day occurring during the period immediately following such 10th Business Day until the day on which the such Holder delivers a Withdrawal Notice to the Corporation; PROVIDED, HOWEVER, that the maximum percentage by which such Conversion Price may be reduced hereunder shall be fifty percent (50%). (For example, if such Conversion Default were to continue for five days following such 10th Business Day, such Conversion Price would be reduced by 5%; if for ten days, by 10%; and for fifty days or more, 50%, so that the number of Conversion Shares deliverable upon conversion of such Preferred Shares would be increased proportionately). Upon delivery by a Holder of a Withdrawal Notice, such Holder shall retain all of such Holder's rights and remedies with respect to the Corporation's failure to deliver such Conversion Shares (including without limitation the right to receive the cash payments specified in subparagraph 4(f)(i) above).

             (iii) In addition to any other remedies provided herein, each Holder shall have the right to pursue actual damages for the Corporation's failure to issue and deliver Conversion Shares on the applicable Delivery Date (including, without limitation, damages relating to any purchase of shares of Common Stock by such Holder to make delivery on a sale effected in anticipation of receiving Conversion Shares upon Conversion, such damages to be in an amount equal to (A) the aggregate amount paid by such Holder for the shares of Common Stock so purchased minus (B) the aggregate Conversion Price for such Conversion Shares), and such Holder shall have the right to pursue all remedies available to it at law or in equity (including, without limitation, a decree of specific performance and/or injunctive relief).

         (g) Conversion at Maturity. On the date which is three (3) years following the Issue Date (the "Maturity Date"), all outstanding Preferred Shares shall be automatically converted into the number of shares of Common Stock equal to the Stated Value of such Preferred Shares divided by the Conversion Price then in effect (a "Conversion at Maturity"); PROVIDED, HOWEVER, that if, on a Maturity Date, (i) the number of shares of Common Stock authorized, unissued and unreserved for all other purposes, or held in the Corporation's treasury, is not sufficient to effect the issuance and delivery of the number of Conversion Shares into which all outstanding Preferred Shares are then convertible, (ii) the Common Stock is not [actively] traded on the Nasdaq National Market, or
(iii) a Mandatory Redemption Event (as defined herein) has occurred and is continuing, each Holder shall have the option, upon written notice to the Corporation, to regain its rights as a holder of Preferred Shares, including without limitation, the right to convert such Preferred Shares in accordance with the terms of paragraphs 4(a) through 4(f) hereof and, upon delivery of such notice, such Preferred Shares shall not be subject to a Conversion at Maturity hereunder until the thirtieth (30th) day following the later of (a) the date on which the event specified (i), (ii) or (iii) is no longer continuing and (b) the date on which the Corporation delivers to each Holder written notice to such effect, and in such event, such thirtieth day shall be deemed to be the Maturity Date for purposes of this Certificate of Designation. If a Conversion at Maturity occurs, the Corporation and each Holder shall follow the procedures for Conversion set forth in this Section 4, with the Maturity Date deemed to be the Conversion Date, except that the Holder shall not be required to send a Conversion Notice as contemplated by paragraph 4(b).

5.       CONVERSION LIMITATIONS.

         In no event shall a Holder be permitted to convert any Preferred Shares in excess of the number of such shares, upon the Conversion of which:

         (a) the number of Conversion Shares to be issued pursuant to such Conversion, when added to the number of shares of Common Stock issued pursuant to all prior Conversions of Preferred Shares, would exceed 19.99% of the number of shares of Common Stock outstanding on the Issue Date (subject to equitable adjustments from time to time for the events described in Section 6 below) (the "Cap Amount"), except that such limitation shall not apply in the event that the Corporation obtains the approval of the holders of a majority of the shares of Common Stock for issuances of Common Stock in excess of such amount or the Holders of a majority of the number of Preferred Shares then outstanding obtain an opinion of counsel reasonably satisfactory to the Corporation and its counsel that such approval is not required. Until such approval is obtained, no purchaser of Preferred Shares pursuant to the Securities Purchase Agreement (each, a "Purchaser" and together the "Purchasers") shall be issued, upon Conversion of the Preferred Shares, Conversion Shares in an amount greater than the product of (A) the Cap Amount times (B) a fraction, the numerator of which is the number of Preferred Shares issued to such Purchaser pursuant to the Securities Purchase Agreement and the denominator of which is the aggregate amount of all of the Preferred Shares issued to the Purchasers pursuant to the Securities Purchase Agreement (the "Allocation Amount"). In the event that any Purchaser shall sell or otherwise transfer any of such Purchaser's Preferred Shares, the transferee shall be allocated a pro rata portion of the remaining unissued shares constituting such Purchaser's Allocation Amount. In the event that any Holder shall convert all of such Holder's Preferred Shares into a number of Conversion Shares which, in the aggregate, is less than such Holder's Allocation Amount, then the difference between such Holder's Allocation Amount and the number of Conversion Shares actually issued to such Holder shall be allocated to the respective Allocation Amounts of the remaining Holders of Preferred Shares on a pro rata basis in proportion to the number of Preferred Shares then held by each such Holder. From and after the earlier to occur of (a) the one hundred and eightieth day following the Initial Issue Date and (b) an Early Conversion Date, in the event that any Holder's Allocation Amount represents one hundred and fifty percent (150%) or less of (A) the number of Conversion Shares into which the Preferred Shares then held by such Holder are convertible at the Conversion Price then in effect plus (B) the number of Conversion Shares into which such Holder has previously converted Preferred Shares, such Holder shall have the right to require the Corporation, upon written notice delivered by such Holder to the Corporation, (x) to prepare and file with the Commission, within ten (10) days after receiving such notice, a proxy statement in which the Corporation seeks the approval of its stockholders for the transactions described herein and in the Securities Purchase Agreement and Registration Rights Agreement (the "Proxy Statement"), (y) in the event that the Corporation is notified that the Commission has no comments on the Proxy Statement, to deliver the Proxy Statement to its stockholders and to hold a special meeting of stockholders for the purpose of voting on the matters described therein (a "Special Meeting") within forty five (45) days after receiving such notification and (z) in the event that the Corporation receives comments from the Commission on the Proxy Statement, to respond accurately and completely to each such comment within ten (10) days of being notified of such comment by the Commission, and to deliver the Proxy Statement to its stockholders and hold a Special Meeting within thirty five (35) days after receiving notification from the Commission that it has no further comments on the Proxy Statement); and

         (b) (x) the number of shares of Common Stock beneficially owned by such Holder (other than shares of Common Stock issuable upon conversion of such Preferred Shares or which would otherwise be deemed beneficially owned except for being subject to a limitation on conversion or exercise analogous to the limitation contained in this subparagraph (b)) plus (y) the number of shares of Common Stock issuable upon the Conversion of such Preferred Shares, would be equal to or exceed (z) 4.99% of the number of shares of Common Stock then issued and outstanding. As used herein, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules thereunder. To the extent that the limitation contained in this paragraph 5(b) applies, the determination of whether Preferred Shares are convertible (in relation to other securities owned by a Holder) and of which Preferred Shares are convertible shall be in the sole discretion of such Holder, and the submission of Preferred Shares for Conversion shall be deemed to be such Holder's determination that such Preferred Shares are convertible pursuant to the terms hereof, and the Corporation shall have no obligation whatsoever to verify or confirm the accuracy of such determination. This paragraph may be amended (i) in order to clarify an ambiguity or otherwise to give effect to such limitation, by the Holders of two-thirds (2/3) of the Preferred Shares then outstanding and (ii) for any other reason, with the further consent of the holders of a majority of the shares of Common Stock then outstanding. Nothing contained herein shall be deemed to restrict the right of a Holder to convert Preferred Shares at such time as the Conversion thereof will not violate the provisions of this subparagraph 5(b). The restriction contained in this subparagraph 5(b) shall not apply in the event of a Conversion at Maturity or upon the occurrence of a Mandatory Redemption Event (as defined below), in which case such restriction shall continue to apply with respect to the Preferred Shares held by the Holder or Holders who have not delivered a Mandatory Redemption Notice (as defined below) to the Corporation, and may be irrevocably amended by any Holder with respect to itself so that such limit shall be 9.99% instead of 4.99% following at least seventy five (75) days' prior written notice by such Holder to the Corporation.

6.       ADJUSTMENTS TO CONVERSION PRICE.

         (a) Adjustment to Fixed Conversion Price Due to Stock Split, Stock Dividend, Etc. If, prior to the Conversion of all of the Preferred Shares, (A) the number of outstanding shares of Common Stock is increased by a stock split, a stock dividend on the Common Stock, a reclassification of the Common Stock, the distribution to holders of Common Stock of rights or warrants entitling them to subscribe for or purchase Common Stock at less than the then current market price [(other than a sale of such rights or warrants for consideration that the Corporation's Board of Directors has determined to represent fair value for such rights or warrants)] thereof (based upon the subscription or exercise price of such rights or warrants at the time of the issuance thereof) or other similar event, the Fixed Conversion Price shall be proportionately reduced, or (B) the number of outstanding shares of Common Stock is decreased by a reverse stock split, combination or reclassification of shares or other similar event, the Fixed Conversion Price shall be proportionately increased. In such event, the Corporation shall notify the Transfer Agent of such change on or before the effective date thereof. For purposes of this subparagraph

(a), the market price per share of Common Stock on any date shall be the average Closing Bid Price for the Common Stock on the five (5) consecutive Trading Days occurring immediately prior to but not including the earlier of such date and the Trading Day before the "ex" date, if any, with respect to the issuance or distribution requiring such computation. The term "'ex' date", when used with respect to any issuance or distribution, means the first Trading Day on which the Common Stock trades regular way in the market from which such average Closing Bid Price is then to be determined without the right to receive such issuance or distribution.

         (b) Adjustment to Conversion Price During Reference Period. If, prior to the Conversion of all of the Preferred Shares, the number of outstanding shares of Common Stock is increased or decreased by a stock split, a stock dividend on the Common Stock, a combination, a reclassification of the Common Stock or other similar event, and such event takes place during the reference period for the determination of the Conversion Price for any Conversion thereof, the Conversion Price shall be calculated giving appropriate effect to the stock split, stock dividend, combination, reclassification or other similar event for all Trading Days occurring during such reference period.

         (c) Adjustment Due to Merger, Consolidation, Etc. If, prior to the Conversion of all of the Preferred Shares, there shall be any merger, consolidation, business combination, tender offer, exchange of shares, recapitalization, reorganization, redemption or other similar event, as a result of which shares of Common Stock shall be changed into or exchanged for the same or a different number of shares of the same or another class or classes of stock or securities of the Corporation or another entity (an "Exchange Transaction"), then such Holder shall (A) upon the closing of such Exchange Transaction, have the right to receive, with respect to any shares of Common Stock then held by such Holder, or which such Holder is then entitled to receive pursuant to a Conversion Notice previously delivered by such Holder, (and without regard to whether such shares contain a restrictive legend or are freely-tradeable) the same amount and type of consideration (including without limitation, stock, securities and/or other assets) and on the same terms as a holder of shares of Common Stock would be entitled to receive in connection with the consummation of such Exchange Transaction (the "Exchange Consideration"), and (B) upon the Conversion of Preferred Shares occurring on a Conversion Date subsequent to the closing of such Exchange Transaction, have the right to receive the Exchange Consideration which such Holder would have been entitled to receive in connection with such Exchange Transaction had such shares been converted immediately prior to such Exchange Transaction at the Conversion Price in effect on such Conversion Date, and in any such case appropriate provisions shall be made with respect to the rights and interests of such Holder to the end that the provisions hereof (including, without limitation, provisions for the adjustment of the Conversion Price and of the number of shares issuable upon a Conversion) shall thereafter be applicable as nearly as may be practicable in relation to any securities thereafter deliverable upon the Conversion of such Preferred Shares. The Corporation shall not effect any Exchange Transaction unless (i) it first gives to each Holder twenty (20) days prior written notice of such Exchange Transaction (an "Exchange Notice"), and makes a public announcement of such event at the same time that it gives such notice and (ii) the resulting successor or acquiring entity (if not the Corporation) assumes by written instrument the obligations of the Corporation hereunder, including the terms of this subparagraph 6(c), and under the Securities Purchase Agreement and related the Registration Rights Agreement by and among the Corporation and the Purchasers named therein (the "Registration Rights Agreement").

         (d) Distribution of Assets. If the Corporation or any of its subsidiaries shall declare or make any distribution of cash, evidences of indebtedness or other securities or assets (other than cash dividends or distributions payable out of earned surplus for the current or the immediately preceding year), or any rights to acquire any of the foregoing, to holders of Common Stock (or to a holder of the common stock of any such subsidiary), including any dividend or distribution in shares of capital stock of a subsidiary of the Corporation (collectively, a "Distribution"), each Holder shall have the right to receive, on the date such Distribution is made (the "Distribution Date"), the amount of the Distribution allocated to each share of Common Stock (or common stock of any such subsidiary) times the number of shares of Common Stock issuable upon conversion of the Preferred Shares held by such Holder on the Distribution Date, assuming for such purpose that such Preferred Shares are convertible (regardless of whether any restriction on the ability of such Holder to convert such Preferred Shares then applies) at the Conversion Price applicable on the Distribution Date.

         (e) Adjustment Due to Major Announcement. If the Corporation (i) makes a public announcement that it intends to enter into a Change of Control Transaction or (ii) any person, group or entity (including the Corporation) publicly announces a tender offer, exchange offer or other transaction to purchase 50% or more of the Common Stock (such announcement being referred to herein as a "Major Announcement" and the date on which a Major Announcement is made, the "Announcement Date"), then, in the event that a Holder seeks to convert Preferred Shares on or following the Announcement Date, the Conversion Price shall, effective upon the Announcement Date and continuing through the fifth (5th) Business Day following the earlier to occur of the consummation of the proposed transaction or tender offer, exchange offer or other transaction and the Abandonment Date (as defined below), be equal to the lower of (x) the average Closing Bid Price for the Common Stock on the five (5) Trading Days immediately preceding (but not including) the Announcement Date and (y) the Conversion Price that would otherwise be in effect on the Conversion Date for such Preferred Shares. "Abandonment Date" means with respect to any proposed transaction or tender offer, exchange offer or other transaction for which a public announcement as contemplated by this paragraph 6(e) has been made, the date upon which the Corporation (in the case of clause (i) above) or the person, group or entity (in the case of clause (ii) above) publicly announces the termination or abandonment of the proposed transaction or tender offer, exchange offer or another transaction which caused this paragraph 6(e) to become operative.

         (f) Adjustment Pursuant to Other Agreements. In addition to and without limiting in any way the adjustments provided in this Section 6, the Conversion Price shall be adjusted as may be required by the provisions of the Registration Rights Agreement.

         (g) No Fractional Shares. If any adjustment under this Section would create a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares of Common Stock issuable upon Conversion shall be the next higher number of shares or, at the option of the Corporation, shall be paid in cash in an amount calculated by multiplying the amount of the fractional share times the Closing Bid Price used to calculate the Conversion Price for such Conversion.

7.       MANDATORY REDEMPTION BY HOLDER.

         (a) Mandatory Redemption. In the event that a Mandatory Redemption Event (as defined below) occurs, each Holder shall have the right to require the Corporation to redeem all or any portion of the Preferred Shares held by such Holder (a "Mandatory Redemption") at the Mandatory Redemption Price (as defined herein) in same day funds. In order to exercise its right to effect a Mandatory Redemption, a Holder must deliver a written notice (a "Mandatory Redemption Notice") to the Corporation at any time on or before the Business Day following the day on which such event is no longer continuing; PROVIDED, HOWEVER, that, in the case of subparagraph (b)(vi) below, the following procedure shall be followed in lieu thereof: (a) no sooner than twenty five (25) days nor later than twenty (20) days prior to the Corporation's good faith estimate of the consummation of a Change of Control Transaction, but not prior to the public announcement of such Change of Control Transaction, the Corporation shall deliver a written notice (a "Notice of Change of Control Transaction") to each Holder, and (b) within five (5) days of delivery by the Corporation of a Notice of Change of Control Transaction, each Holder who wishes to exercise its right to effect a Mandatory Redemption hereunder shall deliver a Mandatory Redemption Notice to the Corporation. The Mandatory Redemption Notice shall specify the effective date of such Mandatory Redemption (the "Mandatory Redemption Date") and the number of such shares to be redeemed. In the event that a Change of Control Transaction occurs and the Corporation does not deliver to a Holder a Notice of Change of Control Transaction within the time frames set forth above, such Holder may exercise its right to a Mandatory Redemption hereunder by delivering a Mandatory Redemption Notice to the Corporation (or to the surviving or successor entity) at any time on or before the twentieth (20th) Business Day following such Change of Control Transaction.

         (b) Mandatory Redemption Event. Each of the following events shall be deemed a "Mandatory Redemption Event":

             (i) the Corporation fails for any reason (including without limitation as a result of not having a sufficient number of shares of Common Stock authorized and reserved for issuance or due to the Company's failure to obtain the approval of its stockholders at a Special Meeting required to be held by the terms of paragraph 5(a) above) to issue shares of Common Stock to a Holder and deliver certificates representing such shares to such Holder as and when required by the provisions hereof upon Conversion of any Preferred Shares, and such failure continues for ten (10) Business Days;

             (ii) any material representation or warranty made by the Corporation in the Securities Purchase Agreement, the Registration Rights Agreement, the Warrants or any other agreement, document, certificate or other instrument delivered in connection with the transactions contemplated thereby is inaccurate or misleading in any material respect as of the date such representation or warranty was made;

             (iii) the Registration Statement described in the Registration Rights Agreement (the "Registration Statement") is not declared effective by the one hundred and thirty-fifth (135th) day following the earlier to occur of (a) the Filing Deadline (as defined in the Registration Rights Agreement) and (b) the date on which the Registration Statement is filed with the Commission, or if the Registration Statement has been declared effective by such date and, while the effectiveness of the Registration Statement is required to be maintained pursuant to the terms of the Registration Rights Agreement, the effectiveness of the Registration Statement lapses for any reason (including without limitation, the issuance of a stop order) or is unavailable to the Holder for the sale of Conversion Shares in accordance with the terms of the Registration Rights Agreement, and such lapse or unavailability continues for a period of five (5) Business Days, provided that the cause of such lapse or unavailability is not due to factors solely within the control of the Holder and provided, further, that, for purposes of this clause (iii), the Registration Statement shall not be deemed to be unavailable to a Holder during any Blackout Period (as defined in the Registration Rights Agreement);

             (iv) the Corporation undertakes any voluntary action to terminate the quotation or listing of the Common Stock on the Nasdaq National Market or on a national securities exchange;

             (v) the Corporation fails to obtain either (A) the approval of stockholders described in paragraph 5(a) above on or before the ninetieth (90th) day following the first request by a Holder pursuant to paragraph 5(a) to obtain such approval or (B) the approval of stockholders described in paragraph 4.6 of the Securities Purchase Agreement on or before the one hundred and eightieth (180th) day following the Issue Date; and

             (vi) there occurs the consolidation, merger or other business combination of the Corporation or any of its subsidiaries with or into any other entity (A) where the common stock of such other entity is not actively traded on the Nasdaq National Market or the New York Stock Exchange (it being understood that the common stock of such other entity will be deemed "actively traded" if the average daily trading volume for such common stock on the principal exchange or market on which such common stock is traded during the ninety (90) day period immediately prior to the closing date of such transaction is no less than ninety percent (90%) of the average daily trading volume for the Common Stock on the principal exchange or market on which the Common Stock is traded during such ninety day period) or (B) that is effected through a "leveraged buy-out".

         (c) Mandatory Redemption Price. The "Mandatory Redemption Price" shall be equal to the greater of (i) Stated Value of the Preferred Shares being redeemed multiplied by one hundred and twenty five percent (125%) and (ii) an amount determined by dividing the Stated Value of the Preferred Shares being redeemed by the Conversion Price in effect on the Mandatory Redemption Date and multiplying the resulting quotient by the average Closing Bid Price for the Common Stock on the five (5) Trading Days immediately preceding (but not including) the Mandatory Redemption Date.

         (d) Payment of Mandatory Redemption Price.

             (i) The Corporation shall pay the Mandatory Redemption Price to the Holder exercising its right to redemption on the later to occur of (i) the fifth
(5th) Business Day following the Mandatory Redemption Date and (ii) the date on which the Preferred Shares being redeemed are delivered by the Purchaser to the Corporation for cancellation (the "Mandatory Redemption Payment Date").

             (ii) If Corporation fails to pay the Mandatory Redemption Price to the Holder within five (5) Business Days of the Mandatory Redemption Payment Date, the Holder shall be entitled to interest thereon, from and after the Mandatory Redemption Payment Date until the Mandatory Redemption Price has been paid in full, at an annual rate equal to the Default Interest Rate.

             (iii) If the Corporation fails to pay the Mandatory Redemption Price within ten (10) Business Days of the Mandatory Redemption Payment Date, then the Holder shall have the right at any time, so long as the Corporation remains in default, to require the Corporation, upon written notice, to immediately issue, in lieu of the Mandatory Redemption Price, the number of shares of Common Stock of the Corporation equal to the Mandatory Redemption Price divided by the Conversion Price in effect on such Conversion Date as is specified by the Holder in writing to the Corporation, such Conversion Price to be reduced by one percent (1%) for each day beyond such 10th Business Day in which the failure to pay the Mandatory Redemption Price continues; PROVIDED, HOWEVER, that the maximum percentage by which such Conversion Price may be reduced hereunder shall be fifty percent (50%).

         (e) Modification of Mandatory Redemption Provisions. The terms of this
Section 7 shall apply to the Series C Preferred Stock until such time, if any, as such terms have been superseded, in whole or in part, by the terms of a Determination Certificate (as defined below). A "Determination Certificate" shall be a written instrument containing redemption provisions applicable to the Series C Preferred Stock (or affirming the absence of any such provisions) proposed by the Holders of a majority of the shares of Series C Preferred Stock at the time outstanding and duly adopted by the Board of Directors of the Corporation, provided that the approval of the Board of Directors shall be deemed to be given if the adopting Holders furnish the Corporation with a certificate to the effect that the Determination Certificate reflects a determination made in consultation with the Corporation's auditors that the changes contemplated thereby are necessary to qualify the Series C Preferred Stock as stockholders' equity under generally accepted accounting principles. The Corporation shall promptly give written notice of the adoption of any Determination Certificate to all holders of its Series C Preferred Stock, shall refer to the existence of any Determination Certificate in its annual financial statements and shall supply to any stockholder upon request the full text thereof. One or more Determination Certificates may be adopted pursuant to this paragraph. The contents of a Determination Certificate shall be deemed to be "facts" for purposes of Section 151 of the Delaware General Corporation Law.

8.       OPTIONAL REDEMPTION BY CORPORATION.

         (a) Optional Redemption. If during any period of twenty (20) consecutive Trading Days, the average Closing Bid Price for the Common Stock is less than $5.00, the Corporation shall have the right to redeem all of the outstanding Preferred Shares (other than those Preferred Shares with respect to which a Conversion Notice has been submitted to the Corporation prior to the Optional Redemption Date (as defined below), in which case such Preferred Shares shall be converted into Conversion Shares in accordance with this Certificate of Designation) in same day funds at the Optional Redemption Price (as defined below) (an "Optional Redemption"), to the extent permitted by applicable law and so long as the Corporation delivers to each Holder written notice thereof (an "Optional Redemption Notice") on or before 11:59 (eastern time) on the twentieth
(20th) Business Day immediately prior to the date on which such Optional Redemption is to be effected (the "Optional Redemption Date") and, at the same time that it delivers such notice, the Corporation shall confirm delivery thereof with each Holder by telephone, either personally or by voicemail message.

         (b) Optional Redemption Price. The "Optional Redemption Price" to be paid by the Corporation to a Holder in the event of an Optional Redemption shall be equal to (A) during the period of three hundred and sixty five (365) days following the Issue Date, the aggregate Stated Value of the Preferred Shares then held by such Holder times 113% and (B) at any time following such period, the aggregate Stated Value of the Preferred Shares then held by such Holder times a percentage such that such Holder shall receive an annualized return on such Preferred Shares equal to 13%.

         (c) Payment of Optional Redemption Price.

             (i) The Corporation shall pay the Optional Redemption Price to each Holder not later than the later to occur of (A) the fifth (5th) Business Day following the Optional Redemption Date and (B) the date on which the Corporation receives from such Holder the certificates representing the Preferred Shares being redeemed (or, in the case of lost or destroyed certificates, an affidavit from such Holder to such effect).

             (ii) If the Corporation fails to pay the Optional Redemption Price to a Holder within five (5) Business Days of the Optional Redemption Date and so long as such Holder has tendered its Preferred Shares to the Corporation, such Holder shall be entitled to interest thereon, from and after the Optional Redemption Date until the Optional Redemption Price has been paid in full, at an annual rate equal to the Default Interest Rate for the number of days elapsed from such Optional Redemption Date until such amount is paid in full.

             (iii) If the Corporation fails to pay the Optional Redemption Price to a Holder within ten (10) Business Days of the Optional Redemption Date, each Holder may, upon written notice to the Corporation, regain its rights as a Holder of the Series C Preferred Stock and the Corporation shall return to such Holder the certificates representing the Preferred Shares that were delivered to the Corporation in connection with such Optional Redemption; in such event, the Corporation may not effect an Optional Redemption thereafter.

9.       MISCELLANEOUS.

         (a) Transfer of Preferred Shares. A Holder may sell or transfer all or any portion of the Preferred Shares to any person or entity as long as such sale or transfer is made in accordance with the terms of the Securities Purchase Agreement. From and after the date of such sale or transfer, the transferee thereof shall be deemed to be a Holder. Upon any such sale or transfer, the Corporation shall, promptly following the return of the certificate or certificates representing the Preferred Shares that are the subject of such sale or transfer, issue and deliver to such transferee a new certificate in the name of such transferee.

         (b) Notices. Except as otherwise provided herein, any notice, demand or request required or permitted to be given pursuant to the terms hereof, the form or delivery of which notice, demand or request is not otherwise specified herein, shall be in writing and shall be deemed given (i) when delivered personally or by verifiable facsimile transmission on or before 5:00 p.m., eastern time, on a Business Day or, if such day is not a Business Day, on the next succeeding Business Day, (ii) on the next Business Day after timely delivery to an overnight courier and (iii) on the third Business Day after deposit in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid), addressed to the parties as follows:

         IF TO THE CORPORATION:

         Secure Computing Corporation
         One Alamaden Boulevard
         Suite 400
         San Jose, California 95113

         Attn: Chief Financial Officer
         Tel: (408) 918-6100
         Fax: (408) 918-6204

         with a copy to:

         Wilson Sonsini Goodrich & Rosati, P.C.
         650 Page Mill Road
         Palo Alto, California 94304-1050
         Attn: Jeffrey D. Saper, Esq.
         Tel: (650) 493-9300
         Fax: (650) 493-6811


and if to any Holder, to such address for such Holder as shall be designated by such Holder in writing to the Corporation.

         (c) Lost or Stolen Certificate. Upon receipt by the Corporation of evidence of the loss, theft, destruction or mutilation of a certificate representing Preferred Shares, and (in the case of loss, theft or destruction) of indemnity reasonably satisfactory to the Corporation and the Transfer

Agent, and upon surrender and cancellation of such certificate if mutilated, the Corporation shall execute and deliver to the Holder a new certificate identical in all respects to the original certificate.

         (d) No Voting Rights. Except as provided by applicable law and paragraph 9(g) below, the Holders of the Preferred Shares shall have no voting rights with respect to the business, management or affairs of the Corporation; provided that the Corporation shall provide each Holder with prior notification of each meeting of stockholders (and copies of proxy statements and other information sent to such stockholders).

         (e) Remedies, Characterization, Other Obligations, Breaches and Injunctive Relief. The remedies provided to a Holder in this Certificate of Designation shall be cumulative and in addition to all other remedies available to such Holder under this Certificate of Designation or under any Transaction Document (as defined in the Securities Purchase Agreement), at law or in equity (including without limitation a decree of specific performance and/or other injunctive relief), no remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing contained herein shall limit such Holder's right to pursue actual damages for any failure by the Corporation to comply with the terms of this Certificate of Designation. The Corporation agrees with each Holder that there shall be no characterization concerning this instrument other than as specifically provided herein. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the Holder hereof and shall not, except as expressly provided herein, be subject to any other obligation of the Corporation (or the performance thereof). The Corporation acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holders and that the remedy at law for any such breach may be inadequate. The Corporation agrees, in the event of any such breach or threatened breach, each Holder shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

         (f) Failure or Delay not Waiver. No failure or delay on the part of a Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

         (g) Protective Provisions.

             So long as any shares of Series C Preferred Stock are outstanding (except with respect to clauses (ii), (iii), (iv) and (v) below, in which case so long as at least 2,400 shares of Series C Preferred Stock are outstanding), the Corporation shall not, without first obtaining the approval of the Holders of at least two-thirds (2/3) of the then outstanding shares of Series C Preferred Stock:

             (i) alter or change the rights, preferences or privileges of the Series C Preferred Stock or any other capital stock of the Corporation so as to affect adversely the Series C Preferred Stock;

             (ii) create any new class or series of capital stock having a preference over or ranking pari passu with the Series C Preferred Stock as to redemption or distribution of assets upon a Liquidation Event or any other liquidation, dissolution or winding up of the Corporation;

             (iii) increase the authorized number of shares of Preferred Stock;

             (iv) re-issue any shares of Series C Preferred Stock which have been converted or redeemed in accordance with the terms hereof;

             (v) issue any Pari Passu Securities or Senior Securities (other than (x) shares of Series C Preferred Stock issued pursuant to the Securities Purchase Agreement or (y) debt securities which are not convertible into or exchangeable for Common Stock or any other equity or convertible security of the Corporation); or

             (vi) redeem, or declare, pay or make any provision for any dividend or distribution with respect to, the Common Stock or any other capital stock of the Corporation ranking junior to the Series C Preferred Stock as to the distribution of assets upon liquidation, dissolution or winding up of the Corporation.

         In the event that Holders of at least two-thirds (2/3) of the then outstanding shares of Series C Preferred Stock agree to allow the Corporation to alter or change the rights, preferences or privileges of the shares of Series C Preferred Stock, pursuant to the terms hereof, then the Corporation will deliver notice of such approved change to the holders of the Series C Preferred Stock that did not agree to such alteration or change (the "Dissenting Holders") and the Dissenting Holders shall have the right for a period of thirty (30) days following such delivery to convert their Preferred Shares pursuant to the terms hereof as they existed prior to such alteration or change, or to continue to hold such Preferred Shares. No such change shall be effective to the extent that, by its terms, it applies to less than all of the Holders of Preferred Shares then outstanding.


                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the Corporation has executed this Certificate of Designation as of the _______ day of June, 1998.


SECURE COMPUTING CORPORATION


By:
      -----------------------------------
      Name:
      Title:

                                                                       EXHIBIT A

                              NOTICE OF CONVERSION

The undersigned hereby elects to convert shares of Series C Convertible Preferred Stock (the "Preferred Stock"), represented by stock certificate No(s). ___________ (the "Preferred Stock Certificates"), into shares of common stock ("Common Stock") of Secure Computing Corporation according to the terms and conditions of the Certificate of Designation relating to the Preferred Stock (the "Certificate of Designation"), as of the date written below. Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Certificate of Designation.

[ ] (check box if shares of Common Stock have been resold) The undersigned represents that the shares of Common Stock to be issued by the Company hereby have been resold or transferred by the undersigned in accordance with the provisions of the prospectus included in the Registration Statement.

                                 Date of Conversion: ___________________________

                                 Number of Shares of
                                 Preferred Stock to be Converted: ______________

                                 Applicable Conversion Price:     ______________

                                 Number of Shares of
                                 Common Stock to be Issued:       ______________

                                 Name of Holder: _______________________________

                                 Address:        _______________________________

                                                 _______________________________

                                                 _______________________________


                                 Signature: ____________________________________
                                            Name:
                                            Title:

Holder Requests Delivery to be made: (check one)

[ ]     By Delivery of Physical Certificates to the Above Address

[ ]     Through Depository Trust Corporation
              (Account __________________________________________)

P
R
O
X
Y
                          SECURE COMPUTING CORPORATION
                      1998 SPECIAL MEETING OF STOCKHOLDERS
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned stockholder of Secure Computing Corporation, a Delaware corporation, hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and Proxy Statement, each dated October 21, 1998 and hereby appoints Jeffrey Waxman and Timothy McGurran, or either of them, proxies and attorney-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1998 Special Meeting of Stockholders of Secure Computing Corporation to be held on November 30, 1998, at 9:00 a.m., local time, at One Almaden Blvd., Suite 400, San Jose, California 95113, and at any adjournment(s) thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side, and, in their discretion, upon such other matter or matters which may properly come before the meeting and any adjournment(s) thereof.

         This proxy will be voted as directed or, if no contrary direction is indicated, will be voted FOR the amendment of the Company's Restated Certificate of Incorporation to increase the number of shares of Common Stock reserved for issuance thereunder to 50,000,000 shares, FOR the ratification of the sale of 16,000 shares of the Company's Series C Preferred Stock, the sale of warrants to purchase shares of the Company's Common Stock and the issuance of shares of Common Stock issuable upon conversion or exercise thereof, and as said proxies deem advisable on such other matters as may properly come before the meeting.


                                                             -------------------
           CONTINUED AND TO BE SIGNED ON REVERSE SIDE            SEE REVERSE
                                                                     SIDE
                                                             -------------------

P
R
O
X
Y


      Please mark
[X]   votes as in
      this example.

                                                         FOR   AGAINST   ABSTAIN
                  1.    PROPOSAL TO APPROVE AMENDMENT    [ ]     [ ]       [ ]
                        OF THE RESTATED CERTIFICATE OF
                        INCORPORATION.


                                                         FOR   AGAINST   ABSTAIN
                  2.    PROPOSAL TO RATIFY THE SALE OF   [ ]     [ ]       [ ]
                        SERIES C PREFERRED STOCK, THE
                        SALE OF WARRANTS TO PURCHASE
                        COMMON STOCK, AND THE ISSUANCE
                        OF COMMON STOCK ISSUABLE UPON
                        THE CONVERSION OR EXERCISE
                        THEREOF.



                  In their discretion, upon such other matter or matters which may properly come before the meeting and any adjournment(s) thereof.

  MARK HERE  [ ]  This Proxy should be marked, dated, signed by the
 FOR ADDRESS      shareholder(s) exactly as his or her nameappears hereon, and
 CHANGE AND       returned promptly in the enclosed envelope. Persons signing in
 NOTE BELOW       a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.


                  SIGNATURE:                            DATE